UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUPERVALU INC.
(Name of Registrant as Specified in Its Charter)

Blackwells Capital LLC JASON AINTABI Richard A. Anicetti Steven H. Baer Frank Lazaran R. Chris Kreidler james J. Martell Sandra E. Taylor
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 29, 2018

BLACKWELLS CAPITAL LLC

__________________, 2018

Dear Fellow Supervalu Shareholder:

Blackwells Capital LLC and Jason Aintabi (collectively, “Blackwells” or “we”) are the beneficial owners of an aggregate of 2,800,805 shares of common stock, par value $0.01 per share (the “Common Stock”), of Supervalu Inc., a Delaware corporation (“Supervalu” or the “Company”), representing approximately 7.3% of the outstanding shares of Common Stock and making us one of the Company’s largest shareholders.

For the reasons set forth in the attached Proxy Statement, we believe significant changes to the composition of the Board of Directors of the Company (the “Board”) are necessary to ensure the Company is being run consistently with your best interests. Because you are the owners of Supervalu, we seek your support for the election of our six nominees at the annual meeting of shareholders scheduled to be held at [__________], on [______, ________, 2018] at [_:__ a.m., ____ Time] (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We are seeking changes to the Board’s composition because we believe the Board should include directors who have appropriate and relevant skill sets, independence and a shared objective of enhancing value for the benefit of all of the Company’s shareholders. The individuals that we have nominated have decades of relevant industry experience and are highly-qualified, capable and ready to serve the shareholders of Supervalu.

There are currently nine directorships up for election at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our six nominees in opposition to the Company’s director nominees. The enclosed Proxy Statement is soliciting proxies to elect only our six nominees. Accordingly, the enclosed GREEN proxy card may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees. Shareholders who return the GREEN proxy card will only be able to vote for our six nominees and will not have the opportunity to vote for the three other seats up for election at the Annual Meeting. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Your vote to elect our nominees will have the legal effect of replacing six incumbent directors with our nominees. If at least five (of our nominees are elected, they will constitute a majority of the Board. To the extent the Company increases the size of the Board and there are more than nine (9) directorships up for election at the Annual Meeting, Blackwells intends to nominate additional candidates for election to the Board in accordance with the Company’s Amended and Restated Bylaws.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN proxy card today. The attached Proxy Statement and the enclosed GREEN proxy card are first being mailed to shareholders on or about [______], 2018.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated GREEN proxy card or by voting in person at the Annual Meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, toll free at (800) 662-5200 or write to blackwells@morrowsodali.com. Banks and brokerage firms, please call collect at (203) 658-9400.

Thank you for your support,

/s/ Jason Aintabi
Jason Aintabi
Blackwells Capital LLC

If you have any questions, require assistance in voting your GREEN proxy card,

or need additional copies of Blackwells’ proxy materials,

please contact Morrow Sodali at the phone numbers listed below.

Shareholders call toll free at (800) 662-5200

Banks and Brokers may call collect at (203) 658-9400

blackwells@morrowsodali.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2018

2018 ANNUAL MEETING OF SHAREHOLDERS

OF

SUPERVALU INC.

PROXY STATEMENT

OF

BLACKWELLS CAPITAL LLC

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

Blackwells Capital LLC, a Delaware limited liability company (“Blackwells Capital”), Jason Aintabi (collectively, “Blackwells” or “we”) are significant shareholders of Supervalu Inc., a Delaware corporation (“Supervalu” or the “Company”), who, together with the other participants in this solicitation, beneficially own an aggregate of 2,800,805 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 7.3% of the outstanding shares of Common Stock.

We believe that the Board of Directors of the Company (the “Board”) must be reconstituted to ensure that the interests of the shareholders are appropriately represented in the boardroom. We have nominated directors who have distinguished, relevant backgrounds and who are committed to taking appropriate action to address the Company’s persistent underperformance. We are seeking your support at the annual meeting of shareholders scheduled to be held at [__________], on [________, 2018] at [_:__ a.m., ____ Time] (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect six independent director nominees, Richard A. Anicetti, Steven H. Baer, Robert C. Kreidler, Frank Lazaran, James J. Martell and Sandra E. Taylor (each a “Nominee” and, collectively, the “Nominees”), to the Board as directors to serve until the 2019 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending February 23, 2019;

3.	To hold an advisory vote on executive compensation;

4.	To require the Board’s Leadership Development and Compensation Committee (the “Committee”) to provide more robust disclosure concerning the use of the Company’s corporate aircraft each year in the Company’s annual proxy statement; and

5.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed GREEN proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. Shareholders who return the GREEN proxy card will only be able to vote for the Nominees. See “Voting and Proxy Procedures” below for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

The participants in this solicitation intend to vote their shares (the “Blackwells Group Shares”) FOR the election of the Nominees, [_______] the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm, [_______] with respect to the approval of the advisory vote on the compensation of the Company’s named executive officers and FOR Blackwells’ proposal calling for more robust, annual disclosure regarding the use of the Company’s aircraft, as described herein.

The Company has set the close of business on [_______], 2018 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is Supervalu Inc., P.O. Box 990, Minneapolis, Minnesota 55440. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [_______] shares of Common Stock outstanding.

This Proxy Statement and the enclosed GREEN proxy card are first being mailed to shareholders on or about [____________], 2018.

THIS SOLICITATION IS BEING MADE BY BLACKWELLS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, TO WHICH BLACKWELLS IS NOT MADE AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting —

This Proxy Statement is available at

www.savesupervalu.com

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Blackwells urges you to sign, date, and return the enclosed GREEN proxy card today to vote FOR the election of the Nominees and in accordance with Blackwells’ recommendations on the other proposals on the agenda for the Annual Meeting.

●	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GREEN proxy card and return it to Blackwells, c/o Morrow Sodali (“Morrow Sodali”), in the enclosed postage-paid envelope today.

●	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GREEN voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

●	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our six Nominees only on our GREEN proxy card. So please make certain that the latest dated proxy card you return is the GREEN proxy card.

If you have any questions, require assistance in voting your GREEN proxy card,

or need additional copies of Blackwells’ proxy materials,

please contact Morrow Sodali at the phone numbers listed below.

Shareholders call toll free at (800) 662-5200

Banks and Brokers may call collect at (203) 658-9400

blackwells@morrowsodali.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to the this proxy solicitation:

●	On June 19, 2017, Blackwells made its initial investment in the Company.

●	On August 24, 2017, a representative of Blackwells met with the Company’s Investor Relations team at the Company’s headquarters in Eden Prairie, Minnesota, to discuss various shareholder concerns.

●	On October 25, 2017, Blackwells sent a letter to the Company, expressing disappointment with the Company’s steadily declining performance and lack of a clear vision to arrest share price declines. Blackwells urged the Company to defend shareholder value by (i) selling a third of its remaining food stores, (ii) paying a dividend and committing to growing a dividend over time, (iii) adopting an active and substantial share repurchase plan, and (iv) adding new members to the Board and management.

●	On December 7, 2017, representatives of Blackwells met with representatives of the Company at Blackwells’ office in New York City. Blackwells discussed its interest in constructively working with the Company to increase shareholder value. Blackwells presented a clear strategic analysis detailing the Company’s corporate strengths as well as operational deficiencies and competitive challenges. The discussion centered on a benchmarking comparison of the Company with its peers, showing that the Company was the only company in the group to not pay a dividend, have a shareholder buyback or actively engage with investors and analysts on the Company’s prospects. Further discussion concentrated on the benefits of divesting its retail operations and monetizing real estate to return capital to shareholders and pay down debt. Blackwells also expressed concern about the management turnover and urged the Company to move swiftly to fill important roles, such as Chief Financial Officer, Head of Retail and Head of Strategy with professionals and those with demonstrable track records of success.

The Company’s Chief Executive Officer Mark Gross, Executive Vice President and Interim Chief Financial Officer Rob Woseth, and Vice President of Investors Relations Steve Bloomquist, all in attendance at the meeting, recognized Blackwells’ concerns and promised to follow-up with a meeting to sit down with Mr. Gross and Donald Chappel, Chairman of the Board, to discuss these concerns.

●	On January 10, 2018, the Company announced its third quarter earnings results. The stock fell 13.7% that day. Several sellside analysts downgraded their expectations for the Company based on what they perceived as poor execution on the Company’s wholesale operations from a mismanagement of capacity at various distribution centers.

The Company announced that its retail operations continued to lose money for the third quarter ending December 2, 2017, with a $6 million loss from operations as comparable stores sales fell 3.5%, while net debt and capital lease obligations increased $260 million to $1.86 billion from the previous quarter from diminished profitability and cash flows.

On a conference call open to the public, Mr. Gross, in response to a question from Morgan Stanley’s Vincent J. Sinisi, stated that “what [the Company] found was [its] problem, with some customers, some serious spikes that were unanticipated and not well-executed on.” Mr. Gross added, in a response to Telsey Advisory Group (“Tesley”) analyst Joseph Isaac Feldman, “[The Company] didn't execute the way [it] wanted to”.

In response to a question by Wells Fargo & Co. (“Wells Fargo”) analyst Stephanie Chang on the Company’s Retail division, Mr. Gross stated that for “some of [the] other banners, traffic was more difficult, and the response to promotional plans wasn't as good. And you see in [the] results this decline in total Retail sales. The piece is almost a tale of two cities, although it's several cities, obviously, but in some of it, it's going well and in others, not so.”

Mr. Gross also stated, in response to a question by Ajay Kain from Pivotal Group, that it engaged a nationally recognized company to sell non-core assets and that the Company would be “thrilled on the day [it could] announce the decisions on any of this.”

●	On January 17, 2018, representatives of Blackwells met with Messrs. Chappel, Gross, Woseth and Bloomquist at the Company’s headquarters in Eden Prairie, Minnesota. Blackwells presented comprehensive and data-driven analyses centering on the Company’s competitive positioning and financial opportunities. The competitive position analysis reviewed the consistent weakness of the Company’s stock price and the stark inadequacies of its shareholder engagement and capital management practices. The participants further discussed analyst commentary of the Company, and the recent downgrades by the Royal Bank of Canada, Goldman Sachs Group, Inc., Telsey, Wells Fargo and Morgan Stanley as well as the credit research from Merrill Lynch Wealth Management and Moody’s Investors Service that expressed a similar concern and need for urgency. Blackwells questioned the lack of stock ownership of the Company’s senior executives and Board members, as well as the composition and compensation of the Board. Blackwells also presented an analysis on the weakness of the Company’s retail operations, further enhanced by Blackwells’ site visits and validated by the grocery retail experts hired by Blackwells to examine the Company’s retail operations.

The financial component assessed the following: (1) value accretion that could occur in a variety of mergers-of-equals or business partnerships and (2) corporate initiatives the Company could immediately undertake to arrest the deterioration of shareholder value. The range of scenarios included analyses that would represent 30%-200% appreciation to the Company’s then current share price, that were based on comparable M&A transactions, peer trading analyses, and sum-of-the-parts. Included in the presentation materials Blackwells prepared was a history of consolidation in the grocery retail and logistics industries, and the rationale for why further consolidation was appealing and inevitable.

Finally, the participants discussed stock-specific initiatives, including: (1) the reorganization of Wholesale and Retail into separate corporate entities; (2) the divestiture or spin-off of Retail; and (3) capital management initiatives, including (a) sale leaseback, (b) a special dividend, (c) a stock buy-back, and (d) an ordinary dividend. Additionally, other initiatives were presented to enhance operations, including (1) modified pricing structures with consumer-packaged-goods companies, (2) partnership with logistics companies to enhance efficiencies, and (3) white label and e-commerce solutions. A last component of the discussion re-asserted the need to elevate the capabilities of the Company’s Board and executive management team.

Messrs. Chappel and Gross thanked the representatives from Blackwells for their analysis, emphasizing they were “impressed” with the analytic rigor and depth. They asked for a copy of the analyses and Blackwells’ opinion about timing, mechanics and implementation of such initiatives.

●	On February 6, 2018, Blackwells sent a letter to the Company’s Board, announcing its intention to pursue the nomination of three directors at the Company’s Annual Meeting. On the same day, the Company disclosed that it would evaluate Blackwells’ director nominees when submitted.

●	Also on February 6, 2018, Blackwells released an investor presentation titled “Save Supervalu: A fundamental analysis and diagnostics report prepared by Blackwells Capital” (the “Blackwells Presentation”), outlining in detail Blackwells’ concerns regarding Blackwells’ views of the continued mismanagement at the Company and destruction of shareholder value.

●	On February 27, 2018, the Company filed a Form 8-K with the SEC to announce the appointment of Mr. Woseth as the Company’s Executive Vice President and Interim Chief Financial Officer, effective February 25, 2018.

●	On March 14, 2018, the Company disclosed by press release its entry into three separate definitive agreements to sell 21 of its 38 Farm Fresh Food & Pharmacy (“Farm Fresh”) stores for approximately $43 million in cash to three different retailers. The Company also indicated that it was continuing discussions and exploring potential transactions to sell the remaining Farm Fresh stores to current and prospective wholesale customers and Farm Fresh employees.

●	On March 15, 2018, Blackwells publicly responded to the Company’s disclosure from the previous day through a press release, stating that the sale of approximately 10% of its retail locations was an "incremental step" in line with Blackwells’ prior recommendation to divest the Company’s nearly 200 retail locations, which Blackwells believes are depressing the Company’s valuation and being neglected by management. Blackwells added that the Company’s trumpeting of such a sale as part of its two-year effort to “transform our business,” during which period the Company’s share price declined over 60%, demonstrated the Board’s lack of urgency, imagination, and concern for shareholders. Blackwells also reiterated its intention to nominate a slate of experienced directors to the Board in connection with the Annual Meeting.

●	On March 20, 2018, Blackwells privately submitted a notice of intent to nominate its slate of six director candidates, none of whom were associated with Blackwells, for election to the Board at the Annual Meeting. In addition, Blackwells stated its intention to submit a non-binding business proposal for consideration of shareholders calling for more robust annual disclosures by the Leadership Development and Compensation Committee regarding the Company’s private jet.

●	On March 22, 2018, the Company issued a press release publicizing selected portions of Blackwells’ March 20 notice, mischaracterizing it as an attempt to “seek control of the Company, without paying a premium to all stockholders.” Blackwells was not then, and is not now, seeking any “control” over Supervalu; its six nominees are not associated with Blackwells in any manner other than their agreement to be nominated by Blackwells.

●	On March 22, 2018, Blackwells submitted a letter to the Company, pursuant to Section 220 of the Delaware General Corporation Law, demanding to inspect, among other things, the Company’s shareholder list materials (the “Shareholder List Demand”).

●	On March 29, 2018, the Company responded to the Shareholder List Demand, agreeing to provide information responsive to Blackwells pursuant to certain conditions, including Blackwells’ execution of a confidentiality agreement.

●	On April 5, 2018, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to announce the appointment of David W. Johnson as the Company’s Chief Accounting Officer.

●	On April 13, 2018, Blackwells submitted a letter to the Company, pursuant to Section 220 of the Delaware General Corporation Law, demanding to inspect, among other things, books and records containing information related to the use of the Company’s private jet (the “Private Jet Records Demand”).

●	On April 25, 2018, the Company held a call announcing its fourth quarter earnings results in which management revealed to shareholders for the first time that the Company had entered into definitive agreements to sell eight of its owned distribution centers, representing approximately 5.8 million square feet, to a single buyer for an aggregate purchase price of $483 million in gross proceeds.

●	On April 27, 2018, the Company’s counsel delivered a response letter to the Private Jet Records Demand that asserted, among other things, that Blackwells did not have a proper purpose for inspecting the requested books and records.

●	On May 11, 2018, Blackwells’ and the Company’s respective counsel discussed by telephone the Private Jet Records Demand and the Company’s counsel indicated that the Company still concluded that Blackwells did not have a proper purpose for inspecting the requested books and records, but was willing to produce only Board-level documents (e.g., meeting minutes and presentations) related to the adoption of the Company’s private jet policies. Counsel for the Company also asked Blackwells’ counsel for additional information about the Private Jet Records Demand and indicated that the Company refused to produce flight-level detail about passengers using the private jet potentially in violation of Company policy.

●	On May 17, 2018, Blackwells issued in a press release an open letter to the Board, decrying the Board’s consistent and systematic rejection of Blackwells’ repeated, good-faith attempts to constructively engage with management and the Board over the past eight months about specific ways to reverse the Company’s precipitous decline. Blackwells noted that the Board only took further action with respect to Blackwells’ director nominations more than a month after they were submitted, with an empty gesture of having two of the six nominees “screened” by the Company’s executive search firm, presumably as part of a self-selecting Board refresh. In addition, Blackwells questioned the Board’s motives in failing to set the Record Date for the Annual Meeting, which typically occurs in mid-July, and stressed that if the Board continued the procrastination, delay tactics and defensive half measures that led the Company and its shareholders to the present realities, Blackwells intended to give shareholders a clear choice between what it viewed as the status quo with an entrenched Board or a slate of highly qualified, independent Board candidates who Blackwells believes are prepared and committed to unlock value for all shareholders.

●	On May 18, 2018, in response to the request of counsel for the Company, Blackwells’ counsel delivered a supplement to the Private Jet Records Demand (the “Supplementary Private Jet Records Demand,” together with the Private Jet Records Demand, the “Private Jet Records Demands”), to further elaborate on its proper purpose to inspect the books and records requested in the Private Jet Records Demands.

●	On May 25, 2018, Company’s counsel responded to the Supplementary Private Jet Records Demand, stating, among other things, that the Company might be amenable to a targeted document production, but continued to conclude that Blackwells did not have a proper purpose for inspecting the requested books and records.

●	On May 29, 2018, Blackwells filed a Schedule 13D with the SEC disclosing a 7.3% ownership stake in the Company.

●	Also on May 29, 2018, Blackwells filed its preliminary proxy statement, seeking shareholder support for its slate of highly qualified director nominees and its proposal calling for the Company to provide more robust, annual disclosure concerning the use of its private jet.

REASONS FOR THE SOLICITATION

Blackwells owns approximately 7.3% of the equity of Supervalu. We are disappointed with the performance of the Company, its Board and management, its strategy and its operations. Over the last decade, the stock has declined 92%. In the aggregate,  over the past ten years, Supervalu shareholders have lost more than $4.5 billion.

Blackwells believes there is significant potential in the Company’s assets, people, markets and business relationships. Supervalu is one of the country’s largest publicly held grocery distributors and retailers, whose significant competitive advantages include its durable wholesale distribution cash flows, compelling acquisition environment and the real estate value of its owned distribution centers and stores. Further, we believe the Company’s value should stand to benefit from a growing addressable market and the increasing US consumer population and aggregate grocery expenditures.

The Company, in our view, has simply failed to capitalize on this potential to create value for shareholders. We believe the Company has a misguided strategy, a history of poor execution, and an inadequate and inexperienced Board. Supervalu’s strategic choice to operate in both the retail and wholesale segments of the grocery industry, championed by its Chief Executive Officer Mark Gross, has destroyed value because it has led to a lack of management focus, poor capital allocation (and an increased cost of capital) and suppressed valuation multiples, in our view. Further, we believe that Supervalu’s refusal to change strategies despite having one of the lowest valuations among its peers is indicative of a lack of independent, objective, and fresh thinking in the boardroom.

We believe change in the Board’s composition is needed to ensure objective and independent oversight of the Company’s operations, strategy and management. In our view, shareholders cannot expect the Company to perform better in the future than it has in the past without fundamental change, beginning in the boardroom. Of Supervalu’s nine current Board members, only one has any recent relevant direct retail grocery operational experience. Neither of the last two Board chairs comes from the wholesale or retail food industry, but rather from waste management, and toys, respectively.

We have reached these conclusions after considering the following facts, among other things:

●	The Company’s stock has underperformed all relevant benchmarks, including its industry peers,[1] over one-, three-, five- and ten-year time periods.

1     Peers excludes companies not publicly traded throughout the entirety of the respective time period.

Source: Bloomberg

Note: (a) Returns as of February 5, 2018, day prior to Blackwells' public presentation on Supervalu.  Adjusted for dividends.

b) Proxy peers consist of companies used in Supervalu's 2017 proxy statement for assessing relative total shareholder  returns: CASY, CORE, IMKTA, SFS, SPTN, SFM, SPLS, SYY, CHEF, KR, UNFI, VLGEA, WMK

c) Grocery peers consists of: KR, SFM, VLGEA, WMK and IMKTA

d) Wholesale peers consists of: SPTN, UNFI

●	Supervalu’s operating results continue to erode and are significantly worse than its peers. From 2013 to 2017, Supervalu saw its EBITDA(a) decline at a compounded annual growth rate (“CAGR”) of -5.0%, whereas its grocery peers (KR, IMKTA, VLGEA, and WMK) were able to grow at an average +1.3% CAGR and its wholesale peers (SPTN and UNFI) were able to grow at a CAGR of +5.8%. EBITDA is a key metric used to assess the operating performance of each of these companies by investors.

●	Supervalu has failed to avail itself of attractive real estate and M&A markets, in our view. Supervalu continues to own a substantial amount of real estate, including more than 13.3 million square feet of distribution warehouse space. With real estate valuations at all-time highs, the Company in our view could have monetized this real estate through attractive sale-leaseback transactions, but only began such efforts belatedly after we publicly prodded Supervalu do so. Moreover, Supervalu missed the chance, we believe, to sell its retail grocery stores at premium valuations when there was significant consolidation in the industry. These missed opportunities, in our opinion, reflect a lack of urgency, creativity and independence on the part of the Board.

●

Supervalu is undervalued by the capital markets, in our view. Despite its discounted valuation, most of the sell-side research analysts covering the Company have “hold” or “sell” ratings on the stock. As of May 25, 2018, Supervalu’s short interest, a key indicator of investor pessimism, is 9.635 million shares, or approximately 25% of total float, which is also approximately its highest level in over five years, and monumentally higher than any of its peers]. In our opinion, this skepticism by sell-side analysts and investors is the result of investors’ concerns about the Company’s strategy and ability to execute the current plan, as well as a lack of confidence in Supervalu’s leadership. With the share price trading near six-year lows, we believe investors have lost confidence in Supervalu’s current strategy and Board.

●	The Board has failed to align the interests of management with those of shareholders, in our view. The named executive officers have been paid in excess of $20 million in fiscal 2016 and $19 million in fiscal 2017, during which time they oversaw the destruction of approximately $1 billion in shareholder value. Additionally, the current Board members and executives, according to the Company’s 2017 proxy statement, own only 0.67% of the Company’s common stock, including an only 0.02% ownership stake by Chief Executive Officer Mark Gross. We believe Supervalu’s failure to align management and the Board’s incentives with shareholder interests is a key factor to explain the Company’s persistent underperformance and market perception.

Blackwells has made repeated, good-faith attempts over the past eight months to engage management and this Board about specific ways to reverse Supervalu’s decline in value and operating performance. These attempts have been rejected. Instead, the Company has taken what we believe are ineffective half-measures. While these half-measures may be perceived by the Board to insulate the directors from further criticism, we believe they are ineffective at enhancing shareholder value, which should be the goal of the Board.

On this basis, Blackwells has decided to provide every Supervalu shareholder with an opportunity at the upcoming Annual Meeting to choose between the status quo, with a Board that has proven itself unable to set a winning strategy in our view, or a slate of highly qualified, Board candidates who are prepared and committed to unlock value for all shareholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of nine directors, each with terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our six Nominees in opposition to the Company’s director nominees. Your vote to elect the Nominees will have the legal effect of replacing six incumbent directors with the Nominees. If all of the Nominees are elected, such Nominees will represent a majority of the members of the Board. In the event that our director Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our Nominees will be adopted or supported by the full Board.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

Richard (“Rick”) A. Anicetti. age 60, is a 38-year veteran of the retail food industry who has spent nearly a third of his career serving as a Chief Executive Officer. Since October 2017, Mr. Anicetti has served as a consulting partner of Overfield Leadership Group, LLC, an executive leadership advisory firm. He previously served as President and Chief Executive Officer of The Fresh Market, Inc. (formerly NASDAQ: TFM), a specialty grocery retailer, from September 2015 to July 2017. Mr. Anicetti served as Operating Partner for Ares Management, L.P. (NYSE: ARES), a leading global alternative asset manager, from May 2012 to February 2014, and as Interim Chief Executive Officer of 99 Cents Only Stores, Inc. (“99 Cents”), a deep-discount retail chain, from January 2013 to August 2013. In addition, from April 2012 to August 2015, Mr. Anicetti served as President and Founder of The Anicetti Leadership Group LLC, an independent consulting firm providing strategic planning, business process redesign, organizational change management and executive coaching services. Mr. Anicetti previously served as the Chief Executive Officer of Food Lion, LLC (“Food Lion”), a grocery store company operating more than 1,100 supermarkets, from September 2002 to June 2010. Prior to serving as Food Lion’s CEO, he served as President, from September 2001 to September 2002, and Chief Operating Officer, from August 2000 to September 2002. Mr. Anicetti has substantial boardroom experience in both public and private companies including: The Fresh Market, Inc. (formerly NASDAQ: TFM), from September 2015 to June 2017; Smart & Final, Inc. (NYSE: SFS), a chain of warehouse-style food and supply stores, from May 2014 to September 2015; 99 Cents, from May 2012 to September 2015; and A&P Supermarkets, Inc., from February 2012 to December 2012. He also served as a member of the USA Advisory Board of Brambles Limited (ASX: BXB), a supply-chain logistics group, from October 2012 to November 2014. Mr. Anicetti began his career in June 1980 at Hannaford Bros. Co. Inc., a supermarket chain, where he went on to hold various leadership positions, culminating in his service as Executive Vice President and General Manager of Southeast Operations, from June 1994 to August 2000. He earned his B.A. in Political Science and Government from Bowdoin College.

Blackwells believes Mr. Anicetti’s decades of executive experience in the retail food industry, across a broad spectrum of food brands and their correspondingly diverse supply chains, will enable him to make an immediate contribution to the Board.

Steven H. Baer, age 60, has served as a partner of High Ridge Partners, Inc. (“High Ridge”), a private turnaround, restructuring and financial consulting firm, since November 2013. From October 2003 until October 2013, Mr. Baer was a member of Rally Capital Services, LLC, a private investment banking and financial consulting firm. Mr. Baer’s professional experience includes his service as President and Chief Executive Officer of Koenig & Strey Financial Services, a residential mortgage banking company, from 1993 until shortly after its sale to GMAC in 1999. Mr. Baer began his professional career in 1973 as a commercial banker at American National Bank & Trust Company of Chicago, which is now a part of JPMorgan Chase Bank, N.A. He served that institution for 20 years as Senior Vice President and Group Head of Asset Based Lending, Loan Workout and Commercial Real Estate. Mr. Baer has been a longstanding member on the boards of Lake Forest Open Lands Association and Lake Forest Land Foundation, and has also served as a director of the Illinois Campaign for Political Reform, since October 2017. He previously served on the Board of Directors of FirstMerit Corporation (NASDAQ: FMER), a diversified financial services company, from May 2007 until its acquisition by Huntington Bancshares Inc. (NASDAQ: HBAN) in August 2016. Mr. Baer holds a BSBA and MSBA in Economics from The University of Denver.

Blackwells believes Mr. Baer’s over 40 years’ executive leadership experience and business turnaround expertise will allow him to make an immediate contribution to the Board.

Robert “Chris” Kreidler, age 54, is widely recognized for his service as Chief Financial Officer and Executive Vice President of Sysco Corp. (NYSE: SYY), a global foodservice leader, positions which he held from October 2009 to September 2015 and December 2015, respectively. Following his departure from Sysco Corp., Mr. Kreidler formed Kreidler Advisory Services, LLC, to provide strategic and financial consulting to both public and private companies, including General Cable Corporation (NYSE: BCG), a wire and cable solutions manufacturer, where he served as Interim Chief Financial Officer, from August 2016 to November 2016, while the company conducted a CFO search.  From February 2007 to March 2009, Mr. Kreidler served as  Executive Vice President, Chief Financial Officer and Chief Customer Officer of C&S Wholesale Grocers, Inc., one of the largest wholesale grocery supply companies in the United States. From 1996 to 2007, he held numerous leadership roles at Yum! Brands, Inc. (NYSE: YUM), the parent company of Pizza Hut, Taco Bell, and KFC, including as Senior Vice President of Corporate Strategy and Treasurer, from December 2003 to February 2007.  Mr. Kreidler’s professional experience includes his service as Principal of the Capital Markets Group at Exchange Corporate Development, Inc., from 1994 to 1996, and Vice President of Mergers & Acquisitions and Finance at BTC Partners, Inc., a 4-person in-house investment banking team led by T. Boone Pickens, from 1987 to 1994.  Mr. Kreidler has served as a member of the Board of Directors and Chair of the Audit Committee of both P.F. Chang’s China Bistro, Inc., a casual dining restaurant chain, since October 2017, and its parent company, Wok Parent, LLC, since January 2018. In addition, Mr. Kreidler serves on the Board of Directors of Aimia, Inc. (TSE: AIM), a data-driven marketing and loyalty analytics company, since May 2017. He has also served as a Senior Advisor to McKinsey & Company’s Merger Management practice, since October 2016, and as a Member of the Council of Overseers for the Jones Graduate School of Business at Rice University since 2012.  Mr. Kreidler has an MBA from the Jones Graduate School of Business at Rice University and a B.A. in Economics and Management from Rice University.

Blackwells believes Mr. Kreidler’s distinguished career, including his experience as a C-level executive with some of the largest foodservice and food distribution companies, well qualifies him to serve on the Board.

Frank Lazaran, age 61, is a veteran of the food industry and currently serves as an independent consultant through his firm, Galazarano Investments & Consulting, LLC, which he founded in March 2015. In addition, Mr. Lazaran has served as Operating Partner at New State Capital Partners LLC, a private equity firm, since December 2013, and as a member of the Advisory Board of The Alkaline Water Company, Inc. (OTCMKTS: WTER), a bottled water distributor, since March 2017. Mr. Lazaran previously served as Chairman, Chief Executive Officer and President of Marsh Supermarkets, Inc. (“Marsh”), a multi-format regional food retailer, from September 2006 to May 2011. Prior to his appointment at Marsh, Mr. Lazaran served as Chief Executive Officer, President and a member of the Board of Directors of Winn-Dixie Stores, Inc. (“Winn-Dixie”), which, at the time, was a publicly traded company and one of the largest supermarket chains in the Southeast, from June 2003 to December 2004. Mr. Lazaran has also served as the Chairman of the Board of Bahamas Supermarkets Ltd., which operated supermarkets under the City Markets and Winn-Dixie banner, from March 2003 to December 2004. From April 2002 to June 2003, he served as Winn-Dixie’s Executive Vice President and Chief Operating Officer. Mr. Lazaran served as President of Randalls Food Markets, Inc., a supermarket chain of high-volume locations, from September 1999 to April 2002, and as Senior Vice President of Sales and Merchandising, from November 1997 to September 1999. Mr. Lazaran began his career at Ralphs Grocery Company, Inc., a major supermarket chain in the Southern California area, in September 1974 and quickly rose to senior management, ultimately serving as Group Vice President of Sales, Advertising and Merchandising, from August 1994 to November 1997. Mr. Lazaran earned his B.S. in Business Administration from California State University and has attended the Food Institute Market Executive Program at the University of Southern California.

Blackwells believes Mr. Lazaran’s over 40 years of experience and commitment to the food industry, including his service as the Chief Executive Officer of a publicly-traded supermarket chain, will make him a valuable addition to the Board.

James (“Jim”) J. Martell, age 64, has over 30 years of experience in the transportation and logistics sectors and has served as a Director of Mobile Mini Inc. (NASDAQ: MINI), the world's leading provider of portable storage solutions since January 2010. Mr. Martell served on the Board of Directors of XPO Logistics, Inc. (f/k/a Segmentz, Inc. and Express-1 Expedited Solutions, Inc.) (NYSE: XPO), a public company engaged in the ground and air freight business, from January 2005 until May 2016, and was named Chairman of the Board in April 2006, a position which he held until September 2011. Mr. Martell also served as acting Chief Executive Officer of XPO Logistics, Inc., from January 2005 until June 2005. Mr. Martell also serves as Chairman of the Board of Directors of logistics services providers Baxter Planning Systems, since October 2017, MyUS.com, since August 2012, Protrans International, Inc., since January 2012, and Ameriflight LLC, since January 2014.  Mr. Martell is an owner and member of the Board of Directors for logistic services providers Transplace Inc., since September 2016, Livingston International Inc., since July 2016, Quality Distribution Inc., since August 2015, and Transforce, Inc., since July 2015, as well as Chairman of the Board of Directors and acting CEO of uShip.com, since October 2016. In addition, Mr. Martell has served as an operating partner and investor in WCAS X, a closed private equity fund managed by Welsh, Carson, Anderson & Stowe (“WCAS”), from 2006 to 2015. He previously served as a director of a WCAS privately-held portfolio company, Ozburn-Hessey Logistics, LLC, from August 2007 until its acquisition by GEODIS, S.A. in September 2015.  A seasoned veteran in the package delivery market, Mr. Martell’s background also includes management experience at both Federal Express Corporation (now FedEx Corporation) (NYSE: FDX), from 1980 to 1990, and United Parcel Service, Inc. (NYSE: UPS), from 1976 to 1980. Mr. Martell graduated from Michigan Technological University with a B.S. in Business Administration.

Blackwells believes Mr. Martell’s extensive boardroom experience and logistics and transportation knowledge make him a valuable addition to the Board.

Sandra E. Taylor. age 67, is a pioneer in corporate social responsibility and has served as the President and Chief Executive Officer of Sustainable Business International LLC, an independent consultancy she founded which specializes in social responsibility for global businesses, since 2008. Previously, Ms. Taylor served as Senior Vice President of Corporate Social Responsibility for Starbucks Corporation (NASDAQ: SBUX) (“Starbucks”), the international coffee company and coffeehouse chain, from 2003 to 2008. From 1996 until 2003, Ms. Taylor served as Vice President and Director of Public Affairs for Eastman Kodak Company (NYSE: KODK), a technology company that produces imaging products with its historic basis on photography. She has also held senior leadership positions with a number of other organizations, including as Vice President of Public Affairs for ICI Americas, Inc., a manufacturer and distributor of chemical products, from 1987 to 1996, and as Executive Director of the European American Chamber of Commerce in the United States, from 1991 to 1992. Ms. Taylor’s public company directorship experience includes service on the Board of Directors of Capella Education Company (NASDAQ: CPLA), an education services company, from 2006 to 2011, and D.E. Master Blenders 1753 N.V. (SWX: DEMB), a European coffee and tea company, from 2012 until its sale to Joh. A. Benckiser GmbH in 2013. In addition, Ms. Taylor currently sits on the board of several non-profit organizations, including the Center for International Private Enterprise, since 1998, the Chesapeake Bay Foundation, since 2015, the Mead Center – Arena Stage, since 2012 and Landesa Rural Development Institute, since 2012. Ms. Taylor previously served on the board of the Seattle Public Library Foundation, from 2004 to 2008, the Public Affairs Council, from 1997 to 2003, the National Center for Asia-Pacific Economic Cooperation, from 2005 to 2009, and the Women’s Leadership Board of the Kennedy School of Government at Harvard University, from 1998 to 2009. Ms. Taylor earned a Juris Doctor degree from Boston University School of Law, a Bachelor of Arts in French from GREENado Women’s College and a Masters in Business Administration from the Bordeaux School of Management—Wine MBA Program.

Blackwells believes Ms. Taylor’s credentials as an international business leader, corporate social responsibility and sustainability expertise, and public company board experience well qualifies her to serve on the Board.

The principal business address of Mr. Anicetti is 5 Old Saybrook Drive Greensboro, North Carolina 27455. The principal business address of Mr. Baer is c/o High Ridge Partners, LLC 140 South Dearborn Street Chicago, Illinois 60603. The principal business address of Mr. Kreidler is c/o Kreidler Advisory Associates LLC 1760 Tamarack Trail Skaneateles, New York 13152. The principal business address of Mr. Lazaran is 17 Canyon Peak Newport Coast, California 92657. The principal business address of Mr. Martell is 314 Ringling Point Drive Sarasota, Florida 34234. The principal business address of Ms. Taylor is 1637 Webster Street NW, Washington, District of Columbia 20011.

As of the date hereof, none of Ms. Taylor or Messrs. Anicetti, Baer, Kreidler, Lazaran or Martell own any shares of Common Stock of the Company and have not entered into any transactions in securities of the Company during the past two years.

Each Nominee may be deemed to be a member of a group (the “Group”) with the other participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Nominee specifically disclaims beneficial ownership of shares of Common Stock that he does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the members of the Group, see Schedule I.

Blackwells Capital and the Nominees have entered into letter agreements pursuant to which it and its affiliates have agreed to indemnify each Nominee against certain claims arising from the proposed nomination and the Solicitation and any related transactions.

On March 20, 2018, Blackwells Capital and the Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, each of the parties (i) agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) agreed to solicit proxies for the election of the Nominees to the Board at the Annual Meeting, and (iii) Blackwells Capital agreed to bear all expenses incurred in connection with the such solicitation.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. No Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Each Nominee presently is, and if elected as a director of the Company, each of the Nominees would, in our view, be, an “independent director” within the meaning of (i) New York Stock Exchange (“NYSE”) listing standards applicable to board composition), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GREEN proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed GREEN proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED GREEN PROXY CARD.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 23, 2019. KPMG LLP has been retained as Supervalu’s independent auditor continuously since fiscal 1999. The Company is submitting the appointment of KPMG LLP for ratification of the shareholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, shareholder approval is not required to appoint KPMG LLP as the Company’s independent registered public accounting firm, but the Company is submitting the selection of KPMG LLP to shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Company has indicated that the Audit Committee will reconsider whether or not to retain KPMG LLP. The Company has further disclosed that even if the selection is ratified by shareholders, the Audit Committee in its discretion may direct the selection of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

WE [________]WITH RESPECT TO THE RATIFICATION OF THE
SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 23, 2019 AND INTEND TO VOTE
OUR SHARES [_________] THIS PROPOSAL.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation, and the related narrative executive compensation disclosures contained in the Proxy Statement.”

As disclosed in the Company’s proxy statement, the shareholder vote on the say-on-pay proposal is an advisory vote only and is not binding on the Company, the Board or the Leadership Development and Compensation Committee of the Board, nor will its outcome require the Company, the Board or the Leadership Development and Compensation Committee of the Board to take any action. However, the Board states that it intends to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the Company’s compensation programs.

WE [_______] WITH RESPECT TO THIS

SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES [________] WITH RESPECT TO

THIS SAY-ON-PAY PROPOSAL.

PROPOSAL NO. 4

VOTE TO REQUIRE ROBUST ANNUAL DISCLOSURE REGARDING USE OF CORPORATE AIRCRAFT

Blackwells is asking shareholders to indicate their support for the proposal to require the Leadership Development and Compensation Committee of the Board to provide robust disclosure in the Company’s annual proxy statement each year concerning the use of the Company’s corporate aircraft. This information is essential to the making of the determination as to whether such aircraft has been used for non-business purposes and has bearing on whether the expenses associated with management’s personal use of the corporate aircraft are underreported, since they do not include any fixed costs of the aircraft. Accordingly, Blackwells is asking shareholders to vote for the following resolution:

“RESOLVED, that stockholders of Supervalu Inc. (“Supervalu”) ask the Leadership Development and Compensation Committee of Supervalu’s board of directors (the “Committee”) to provide more robust disclosure concerning the use of Supervalu’s corporate aircraft on an annual ongoing basis in Supervalu’s proxy statement. Such disclosure (the “Disclosure”) should include information regarding each and every flight (the “Flights”) in which (i) a member of the Board was a passenger; (ii) a passenger was present who is not an employee or director of the Company; or (iii) a passenger was present who was not flying for Company business purposes. The Disclosure for the Flights shall include, with respect to each Flight, (a) the list of passengers, (b) the origin and destination of the Flight, (c) the date of the Flight, (d) the total cost of the Flight (including direct operating expenses as well as an allocated portion of fixed expenses related to the corporate aircraft) and (e) the range of prices for a fully refundable, business or first class plane ticket offered by commercial airlines for travel between the origin and destination on the same day of travel.”

Blackwells believes that the use of corporate aircraft by employees and members of the Board for personal travel is an expensive, unnecessary and excessive perquisite that is not fully captured by existing disclosures and, when used for business travel, is damaging to the Company’s culture.

Blackwells believes that some members of management regard travel by corporate aircraft to be luxurious or prestigious and, therefore, that decisions about aircraft are subject to conflicts of interest and not necessarily made on a purely economic basis. Accordingly, Blackwells believes that shareholders, in making voting decisions regarding Board membership and composition, should have greater visibility into the decisions made by executives and members of the Board regarding the use and expense associated with the corporate aircraft program.

WE URGE YOU TO VOTE “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Blackwells believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GREEN proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [_________] the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 23, 2019, [_______] on the say-on-pay proposal, and FOR the proposal calling for the Leadership Development and Compensation Committee to provide more robust disclosure concerning the use of the Company’s corporate aircraft each year in the Company’s annual proxy statement.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate nine (9) candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed GREEN proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve on the Board with the Nominees who are elected.

While we currently intend to vote all of the Blackwells Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Blackwells Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the Blackwells Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Blackwells Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand, however, that all shares of Common Stock represented by the enclosed GREEN proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date will be considered a quorum for the transaction of business.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under the applicable NYSE rules, your broker will only have discretionary authority to vote on the proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending February 23, 2019.

If you are a shareholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting except the proposal to ratify the appointment of KPMG LLC as the independent registered public accounting firm of the Company. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the remaining proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for contested director elections. As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, so the nine nominees for director receiving the highest vote totals will be elected as directors of the Company. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of KPMG LLP as the Company’s independent accounting firm for the fiscal year ending February 23, 2019. The Company has indicated that abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the proposal.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, for the advisory vote on executive compensation, the proposal shall have been approved if the number of votes “FOR” exceeds the number of votes “AGAINST.” The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Vote to Require More Robust Annual Disclosure on the use of the Corporate Aircraft ─ According to the Bylaws, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval. Therefore, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your GREEN proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Blackwells’ recommendations specified herein and in accordance with the discretion of the persons named on the GREEN proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Blackwells in care of Morrow Sodali at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at Supervalu Inc., P.O. Box 990, Minneapolis, Minnesota 55440, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Blackwells in care of Morrow Sodali at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Morrow Sodali may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Blackwells. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Blackwells Capital has retained Morrow Sodali to solicit proxies in connection with the Annual Meeting. Morrow Sodali may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately [___] people in its effort. Blackwells Capital has agreed to reimburse Morrow Sodali for its reasonable expenses and to pay it fees in connection with the proxy solicitation. Blackwells Capital has agreed to indemnify Morrow Sodali against certain liabilities arising out of or in connection with the engagement. It is currently expected that the fees payable to Morrow Sodali in connection with this proxy solicitation will not exceed $[____].

In addition to the costs related to the engagement of Morrow Sodali, costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items.

The entire expense of soliciting proxies is being borne by Blackwells Capital. Costs of this solicitation of proxies are currently estimated to be approximately $[___________] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Blackwells Capital estimates that through the date hereof its expenses in connection with this solicitation are approximately $[___________]. To the extent legally permissible, if Blackwells Capital is successful in its proxy solicitation, Blackwells Capital intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Blackwells Capital does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Blackwells Capital, Jason Aintabi and the Nominees are participants in this solicitation (each a “Participant” and collectively, the “Participants”). The principal business of Blackwells Capital is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the Managing Partner of Blackwells Capital.

The address of the principal office of each of Blackwells Capital and Mr. Aintabi is c/o Blackwells Capital LLC, 600 Madison Avenue, 18th Floor, New York, New York 10022.

As of the date hereof, Blackwells Capital directly beneficially owned 2,243,800 shares of Common Stock (consisting of (i) 1,577,500 shares of Common Stock owned directly by Blackwells and (ii) 666,300 shares of Common Stock underlying currently exercisable call options). Mr. Aintabi directly owns 557,005 shares of Common Stock (consisting of (i) 96,605 shares of Common Stock owned directly by him and (ii) 460,400 shares of Common Stock underlying currently exercisable call options) and, as the Managing Partner of Blackwells Capital, may be deemed to beneficially own the 2,243,800 shares of Common Stock beneficially owned directly by Blackwells Capital.

Pursuant to letter agreements, Blackwells Capital has agreed to indemnify each of the Nominees against claims arising from its solicitation and any related transactions.

Blackwells Capital purchased in the over-the-counter market American-style put options referencing an aggregate of 35,000 shares of Common Stock, which have an exercise price of $17.00 per share of Common Stock, and expire on June 15, 2018.

Blackwells Capital purchased in the over-the-counter market American-style call options referencing an aggregate of 108,500, 800, 85,500, 285,000, and 186,500 shares of Common Stock, which have an exercise price of $16.00, $18.00, $20.00, $24.00, and $25.00 per share of Common Stock, respectively, and expire on July 20, 2018.

Blackwells Capital purchased in the over-the-counter market American-style put options referencing an aggregate of 150,000 shares of Common Stock, which have an exercise price of $20.00 per share of Common Stock and expire on July 20, 2018.

Blackwells Capital purchased in the over-the-counter market American-style put options referencing an aggregate of 188,300 shares of Common Stock, which have an exercise price of $21.00 per share of Common Stock and expire on October 19, 2018.

Blackwells Capital sold short in the over-the-counter market American-style call options referencing an aggregate of 185,700, 225,000, and 100,000 shares of Common Stock, which have an exercise price of $21.00, $24.00 and $25.00 per share of Common Stock, respectively, and expire on October 19, 2018.

Blackwells Capital purchased in the over-the-counter market American-style put options referencing an aggregate of 320,600 shares of Common Stock, which have an exercise price of $24.00 per share of Common Stock and expire on October 19, 2018.

Blackwells Capital sold short in the over-the-counter market American-style call options referencing an aggregate of 133,100, 65,200, and 250,000 shares of Common Stock, which have an exercise price of $21.00, $22.00 and $23.00 per share of Common Stock, respectively, and expire on January 18, 2019.

Blackwells Capital purchased in the over-the-counter market American-style put options referencing an aggregate of 197,900 and 250,000 shares of Common Stock, which have an exercise price of $21.00 and $23.00 per share of Common Stock, respectively, and expire on January 18, 2019.

Mr. Aintabi purchased in the over-the-counter market American-style put options referencing an aggregate of 15,000 shares of Common Stock, which have an exercise price of $17.00 per share of Common Stock, and expire on June 15, 2018.

Mr. Aintabi purchased in the over-the-counter market American-style call options referencing an aggregate of 50,000 and 61,300 shares of Common Stock, which have an exercise price of $16.00 and $18.00 per share of Common Stock, respectively, and expire on July 20, 2018.

Mr. Aintabi purchased in the over-the-counter market American-style call options referencing an aggregate of 26,000, 100,000, and 3,300 shares of Common Stock, which have an exercise price of $21.00, $23.00, and $24.00 per share of Common Stock, respectively, and expire on October 19, 2018.

Mr. Aintabi purchased in the over-the-counter market American-style call options referencing an aggregate of 60,700, 11,600, 22,500, and 125,000 shares of Common Stock, which have an exercise price of $20.00, $21.00, $23.00, and $25.00 per share of Common Stock, respectively, and expire on January 18, 2019.

Mr. Aintabi sold short in the over-the-counter market American-style call options referencing an aggregate of 61,300 shares of Common Stock, which have an exercise price of $19.00 per share of Common Stock and expire on July 20, 2018.

Mr. Aintabi sold short in the over-the-counter market American-style put options referencing an aggregate of 20,000 and 19,800 shares of Common Stock, which have an exercise price of $21.00 and $24.00 per share of Common Stock, respectively, and expire on October 19, 2018.

Mr. Aintabi sold short in the over-the-counter market American-style put options referencing an aggregate of 6,700 and 2,000 shares of Common Stock, which have an exercise price of $21.00 and $23.00 per Share, respectively, and expire on January 18, 2019.

Mr. Aintabi sold short in the over-the-counter market American-style call options referencing an aggregate of 72,300 shares of Common Stock, which have an exercise price of $22.00 per share of Common Stock and expire on January 18, 2019.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own 2,800,805 shares of Common Stock, including 1,126,700 shares of Common Stock underlying call options exercisable within sixty (60) days of the date hereof, representing approximately 7.3% of the outstanding shares of Common Stock shares of Common Stock beneficially owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The securities of the Company directly beneficially owned by each of Blackwells Capital and Mr. Aintabi were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). The securities of the Company directly beneficially owned by Mr. Aintabi were purchased with personal funds (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or her associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five (5) years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Schedules hereto), (i) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between Blackwells or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by Blackwells.

OTHER MATTERS AND ADDITIONAL INFORMATION

Blackwells is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GREEN proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2019 annual meeting of shareholders (the “2019 Annual Meeting”) must, in order to be included in the Company’s proxy statement and the form of proxy for the 2019 Annual Meeting, be delivered to the Company’s Corporate Secretary at Supervalu Inc., P.O. Box 990, Minneapolis, Minnesota 55440 by [________].

Pursuant and subject to the proxy access provisions in the Bylaws, a shareholder or group of 20 shareholders that has held at least three percent of Company’s outstanding shares of Common Stock continuously for at least three years may nominate and include in the Company’s proxy statement director nominees constituting up to the greater of two directors or 20% of the Board. Shareholder requests to include shareholder-nominated directors in the Company’s proxy statement for the 2019 Annual Meeting must be given in writing to the Company’s Corporate Secretary and received at Supervalu’s principal executive offices no later than the close of business on [____________] and no earlier than [___________].

Under the Bylaws, any shareholder intending to present any proposal or director nomination at the 2019 Annual Meeting, must be given in writing to the Company’s Corporate Secretary and received at Supervalu’s principal executive offices no later than the close of business on [________] and no earlier than [___________] (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days or the Board size is increased and no public announcement is made naming all of the nominees for director or specifying the size of the increase).

The information set forth above regarding the procedures for submitting shareholder proposals and director nominations for consideration at the 2019 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Blackwells Capital LLC

_________________, 2018

SCHEDULE I

TRANSACTIONS IN THE SECURITIES DURING THE PAST TWO YEARS

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of October 2017 Call Option	500	06/19/2017
Sale of October 2017 Call Option	(500)	06/19/2017
Purchase of Common Stock	75,000	06/19/2017
Purchase of Common Stock	2,000	06/20/2017
Purchase of Common Stock	3,000	07/05/2017
Purchase of Common Stock	5,000	07/06/2017
Purchase of Common Stock	15,000	07/13/2017
Purchase of Common Stock	5,000	07/14/2017
Purchase of Common Stock	5,000	07/21/2017
Purchase of Common Stock	7,500	07/26/2017
Purchase of Common Stock	2,500	07/27/2017
Purchase of October 2017 Call Option	175	07/28/2017
Purchase of Common Stock	12,500	08/01/2017
Purchase of Common Stock	17,142	08/02/2017
Sale of Common Stock	(120,000)	08/02/2017
Purchase of October 2017 Call Option	500	08/02/2017
Sale of October 2017 Call Option	(500)	08/02/2017
Purchase of October 2017 Call Option	325	08/02/2017
Sale of October 2017 Call Option	(325)	08/02/2017
Purchase of Common Stock	1,822	08/02/2017
Purchase of August 2017 Call Option	450	08/03/2017
Sale of August 2017 Put Option	(450)	08/03/2017
Purchase of Common Stock	3,750	08/03/2017
Sale of August 2017 Call Option	(450)	08/04/2017
Purchase of August 2017 Put Option	450	08/04/2017
Purchase of Common Stock	1,785	08/07/2017
Sale of Common Stock	(12,500)	08/07/2017
Purchase of Common Stock	1,000	08/07/2017
Purchase of September 2017 Call Option	200	08/08/2017
Sale of September 2017 Call Option	(200)	08/08/2017
Purchase of Common Stock	2,000	08/08/2017
Purchase of September 2017 Call Option	10	08/09/2017
Sale of September 2017 Call Option	(10)	08/09/2017
Purchase of Common Stock	750	08/09/2017
Purchase of October 2017 Call Option	100	08/10/2017
Sale of October 2017 Call Option	(100)	08/10/2017
Purchase of Common Stock	1,751	08/10/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	2,500	08/18/2017
Purchase of Common Stock	1,000	08/21/2017
Purchase of Common Stock	6,000	08/24/2017
Sale of Common Stock	(32,000)	08/25/2017
Sale of September 2017 Put Option	(100)	08/28/2017
Purchase of Common Stock	10,000	08/28/2017
Purchase of Common Stock	3,500	08/29/2017
Purchase of Common Stock	77	09/05/2017
Purchase of Common Stock	2,673	09/05/2017
Purchase of September 2017 Call Option	210	09/07/2017
Purchase of September 2017 Put Option	100	09/07/2017
Purchase of Common Stock	2,000	09/08/2017
Purchase of Common Stock	1,000	09/14/2017
Sale of September 2017 Call Option	(210)	09/15/2017
Purchase of Common Stock	1,000	09/19/2017
Sale of October 2017 Call Option	(50)	10/02/2017
Purchase of October 2017 Call Option	100	10/02/2017
Sale of October 2017 Call Option	(500)	10/02/2017
Purchase of October 2017 Call Option	325	10/02/2017
Purchase of Common Stock	3,000	10/09/2017
Sale of October 2017 Call Option	(50)	10/10/2017
Sale of Common Stock	(8,000)	10/10/2017
Purchase of Common Stock	35,000	10/11/2017
Sale of Common Stock	(35,000)	10/11/2017
Purchase of Common Stock	3,750	10/12/2017
Purchase of October 2017 Call Option	175	10/16/2017
Purchase of Common Stock	15,000	10/16/2017
Purchase of Common Stock	7,500	10/17/2017
Purchase of Common Stock	6,295	10/17/2017
Sale of October 2017 Call Option	(175)	10/18/2017
Purchase of Common Stock	45,000	10/18/2017
Sale of Common Stock	(25,000)	10/18/2017
Purchase of November 2017 Call Option	475	10/19/2017
Sale of November 2017 Put Option	(475)	10/19/2017
Purchase of Common Stock	5,000	10/19/2017
Purchase of Common Stock	5,000	10/19/2017
Sale of Common Stock	(62,548)	10/19/2017
Sale of Common Stock	(2,115)	10/20/2017
Sale of Common Stock	(6,135)	10/20/2017
Purchase of October 2017 Call Option	500	10/20/2017
Sale of October 2017 Call Option	(500)	10/20/2017
Sale of Common Stock	(15,000)	10/20/2017
Purchase of Common Stock	23,250	10/20/2017
Purchase of Common Stock	15,000	10/20/2017
Sale of Common Stock	(5,000)	10/20/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(3,250)	10/20/2017
Purchase of Common Stock	5,000	10/20/2017
Purchase of Common Stock	50,525	10/20/2017
Purchase of Common Stock	3,250	10/20/2017
Purchase of Common Stock	50,000	10/20/2017
Sale of Common Stock	(24,497)	10/20/2017
Sale of Common Stock	(58,775)	10/20/2017
Purchase of Common Stock	7,500	10/23/2017
Purchase of Common Stock	2,500	10/23/2017
Purchase of Common Stock	2,000	10/24/2017
Purchase of Common Stock	8,000	10/24/2017
Purchase of November 2017 Call Option	500	10/24/2017
Purchase of Common Stock	5,000	10/24/2017
Purchase of Common Stock	75,000	10/24/2017
Sale of Common Stock	(75,000)	10/24/2017
Purchase of Common Stock	10,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	3,000	10/25/2017
Purchase of Common Stock	4,500	10/25/2017
Purchase of Common Stock	5,733	10/25/2017
Purchase of Common Stock	649	10/25/2017
Purchase of Common Stock	4,351	10/25/2017
Purchase of Common Stock	611	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	4,389	10/25/2017
Purchase of Common Stock	3,719	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	1,281	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	421	10/25/2017
Purchase of Common Stock	4,579	10/25/2017
Purchase of Common Stock	600	10/25/2017
Purchase of Common Stock	4,400	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	767	10/25/2017
Purchase of Common Stock	900	10/25/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	3,400	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	1,600	10/25/2017
Purchase of Common Stock	6,600	10/25/2017
Purchase of Common Stock	4,710	10/25/2017
Purchase of Common Stock	290	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	1,900	10/25/2017
Purchase of Common Stock	1,500	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of Common Stock	1,487	10/25/2017
Purchase of Common Stock	3,513	10/25/2017
Purchase of Common Stock	2,659	10/25/2017
Purchase of Common Stock	2,341	10/25/2017
Purchase of Common Stock	5,000	10/25/2017
Purchase of November 2017 Call Option	500	10/25/2017
Sale of November 2017 Put Option	(500)	10/25/2017
Purchase of Common Stock	390,000	10/25/2017
Purchase of Common Stock	20,000	10/25/2017
Sale of Common Stock	(375,000)	10/25/2017
Purchase of Common Stock	18,500	10/30/2017
Purchase of Common Stock	8,595	10/31/2017
Purchase of Common Stock	1,000	10/31/2017
Purchase of Common Stock	2,500	11/01/2017
Purchase of Common Stock	200	11/01/2017
Purchase of Common Stock	1,199	11/03/2017
Purchase of Common Stock	1,400	11/06/2017
Purchase of Common Stock	7,500	11/06/2017
Purchase of Common Stock	4,600	11/06/2017
Purchase of Common Stock	20,000	11/07/2017
Purchase of Common Stock	6,000	11/07/2017
Purchase of Common Stock	5,000	11/08/2017
Purchase of Common Stock	20,000	11/08/2017
Sale of Common Stock	(45,000)	11/08/2017
Purchase of Common Stock	10,000	11/09/2017
Purchase of Common Stock	5,000	11/09/2017
Purchase of Common Stock	2,500	11/13/2017
Sale of November 2017 Call Option	(51)	11/14/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of November 2017 Put Option	475	11/14/2017
Purchase of Common Stock	17,506	11/14/2017
Sale of January 2018 Put Option	(275)	11/15/2017
Purchase of November 2017 Put Option	500	11/16/2017
Sale of November 2017 Call Option	(449)	11/17/2017
Purchase of January 2018 Call Option	250	11/17/2017
Sale of November 2017 Call Option	(500)	11/17/2017
Sale of November 2017 Call Option	(475)	11/17/2017
Purchase of Common Stock	5,000	11/17/2017
Purchase of Common Stock	1,500	11/20/2017
Purchase of Common Stock	2,500	11/21/2017
Purchase of Common Stock	2,500	11/21/2017
Sale of Common Stock	(43,000)	11/21/2017
Purchase of Common Stock	5,000	11/24/2017
Purchase of Common Stock	7,500	11/28/2017
Purchase of Common Stock	1,095	11/29/2017
Purchase of Common Stock	11,405	11/29/2017
Purchase of Common Stock	1,500	11/30/2017
Purchase of Common Stock	1,000	11/30/2017
Sale of January 2018 Call Option	(75)	11/30/2017
Purchase of December 2017 Put Option	125	11/30/2017
Purchase of Common Stock	5,000	11/30/2017
Purchase of Common Stock	27,700	11/30/2017
Purchase of December 2017 Put Option	252	12/01/2017
Purchase of Common Stock	1,300	12/01/2017
Sale of Common Stock	(5,200)	12/01/2017
Sale of January 2018 Call Option	(400)	12/04/2017
Purchase of January 2018 Put Option	275	12/04/2017
Purchase of Common Stock	3,000	12/04/2017
Sale of Common Stock	(11,300)	12/04/2017
Sale of December 2017 Put Option	(100)	12/05/2017
Purchase of Common Stock	2,400	12/05/2017
Purchase of Common Stock	17,500	12/05/2017
Purchase of Common Stock	5,000	12/06/2017
Sale of Common Stock	(5,000)	12/06/2017
Purchase of Common Stock	1,000	12/06/2017
Purchase of Common Stock	500	12/06/2017
Purchase of Common Stock	500	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	50	12/06/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	100	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	50	12/06/2017
Purchase of Common Stock	1,000	12/06/2017
Purchase of Common Stock	1,569	12/06/2017
Purchase of Common Stock	5,912	12/06/2017
Purchase of December 2017 Call Option	300	12/06/2017
Purchase of Common Stock	1,500	12/06/2017
Sale of Common Stock	(2,500)	12/07/2017
Sale of Common Stock	(200)	12/07/2017
Sale of Common Stock	(2,500)	12/07/2017
Sale of Common Stock	(2,500)	12/07/2017
Sale of Common Stock	(2,500)	12/07/2017
Sale of Common Stock	(5,000)	12/07/2017
Sale of Common Stock	(3,000)	12/08/2017
Sale of Common Stock	(700)	12/08/2017
Sale of Common Stock	(1,300)	12/08/2017
Sale of Common Stock	(831)	12/08/2017
Sale of Common Stock	(2,000)	12/08/2017
Sale of Common Stock	(2,000)	12/08/2017
Sale of Common Stock	(1,000)	12/08/2017
Purchase of Common Stock	1,750	12/08/2017
Sale of December 2017 Call Option	(150)	12/08/2017
Purchase of December 2017 Put Option	200	12/08/2017
Purchase of Common Stock	3,900	12/08/2017
Sale of Common Stock	(3,900)	12/08/2017
Purchase of Common Stock	3,500	12/08/2017
Purchase of Common Stock	3,900	12/08/2017
Sale of Common Stock	(9,000)	12/08/2017
Sale of Common Stock	(1,000)	12/08/2017
Purchase of July 2018 Call Option	500	12/11/2017
Sale of July 2018 Put Option	(500)	12/11/2017
Purchase of Common Stock	2,600	12/11/2017
Purchase of Common Stock	300	12/12/2017
Purchase of Common Stock	1,700	12/12/2017
Purchase of Common Stock	3,500	12/12/2017
Purchase of Common Stock	2,000	12/12/2017
Purchase of Common Stock	1,000	12/12/2017
Purchase of Common Stock	1,500	12/12/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,500	12/12/2017
Purchase of Common Stock	1,500	12/12/2017
Purchase of Common Stock	2,000	12/12/2017
Purchase of Common Stock	1,500	12/12/2017
Purchase of Common Stock	1,000	12/12/2017
Purchase of Common Stock	2,000	12/12/2017
Purchase of Common Stock	3,500	12/12/2017
Purchase of Common Stock	2,000	12/12/2017
Purchase of Common Stock	2,000	12/12/2017
Purchase of July 2018 Call Option	250	12/12/2017
Purchase of January 2018 Put Option	85	12/12/2017
Sale of July 2018 Put Option	(250)	12/12/2017
Purchase of Common Stock	13,748	12/12/2017
Purchase of Common Stock	1,642	12/12/2017
Sale of Common Stock	(1,500)	12/13/2017
Sale of Common Stock	(1,500)	12/13/2017
Sale of Common Stock	(1,500)	12/13/2017
Sale of Common Stock	(2,500)	12/13/2017
Sale of Common Stock	(5,000)	12/13/2017
Sale of Common Stock	(2,500)	12/13/2017
Sale of December 2017 Call Option	(113)	12/13/2017
Sale of Common Stock	(5,500)	12/13/2017
Sale of Common Stock	(13,000)	12/13/2017
Purchase of Common Stock	2,500	12/14/2017
Purchase of Common Stock	1,000	12/14/2017
Purchase of Common Stock	1,000	12/14/2017
Purchase of Common Stock	1,000	12/14/2017
Purchase of Common Stock	2,500	12/14/2017
Purchase of Common Stock	1,500	12/14/2017
Purchase of Common Stock	3,500	12/14/2017
Purchase of Common Stock	2,500	12/14/2017
Purchase of Common Stock	1,000	12/14/2017
Purchase of Common Stock	3,500	12/14/2017
Purchase of Common Stock	3,500	12/14/2017
Purchase of Common Stock	350	12/14/2017
Purchase of July 2018 Call Option	100	12/14/2017
Purchase of January 2018 Put Option	159	12/14/2017
Purchase of Common Stock	7,000	12/14/2017
Purchase of Common Stock	25,000	12/14/2017
Purchase of Common Stock	2,550	12/15/2017
Purchase of Common Stock	2,205	12/15/2017
Sale of December 2017 Call Option	(37)	12/15/2017
Sale of December 2017 Put Option	(152)	12/15/2017
Purchase of January 2018 Put Option	100	12/15/2017
Sale of December 2017 Put Option	(325)	12/15/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	12,800	12/15/2017
Sale of Common Stock	(2,500)	12/18/2017
Sale of Common Stock	(2,500)	12/18/2017
Sale of Common Stock	(2,500)	12/18/2017
Sale of Common Stock	(2,500)	12/18/2017
Sale of Common Stock	(5,000)	12/18/2017
Sale of Common Stock	(6,000)	12/18/2017
Purchase of Common Stock	415	12/18/2017
Purchase of Common Stock	2,250	12/18/2017
Sale of January 2018 Call Option	(175)	12/18/2017
Purchase of February 2018 Put Option	150	12/18/2017
Purchase of Common Stock	6,712	12/18/2017
Sale of Common Stock	(18,500)	12/18/2017
Purchase of Common Stock	1,000	12/19/2017
Purchase of Common Stock	500	12/19/2017
Purchase of Common Stock	100	12/19/2017
Purchase of Common Stock	100	12/19/2017
Purchase of Common Stock	100	12/19/2017
Purchase of Common Stock	100	12/19/2017
Purchase of Common Stock	100	12/19/2017
Purchase of Common Stock	1,273	12/19/2017
Purchase of Common Stock	2,419	12/19/2017
Sale of Common Stock	(3,875)	12/19/2017
Purchase of Common Stock	5,000	12/19/2017
Purchase of Common Stock	2,500	12/19/2017
Purchase of Common Stock	1,500	12/19/2017
Purchase of Common Stock	12,163	12/19/2017
Sale of January 2018 Put Option	(75)	12/19/2017
Purchase of Common Stock	10,243	12/19/2017
Sale of Common Stock	(1,000)	12/21/2017
Sale of Common Stock	(2,500)	12/21/2017
Sale of Common Stock	(2,500)	12/21/2017
Sale of Common Stock	(96)	12/21/2017
Sale of Common Stock	(2,404)	12/21/2017
Sale of Common Stock	(2,500)	12/21/2017
Sale of Common Stock	(2,500)	12/21/2017
Sale of Common Stock	(2,000)	12/21/2017
Purchase of February 2018 Put Option	100	12/21/2017
Sale of January 2018 Call Option	(400)	12/21/2017
Purchase of January 2018 Put Option	190	12/21/2017
Sale of January 2018 Put Option	(159)	12/21/2017
Sale of Common Stock	(4,500)	12/21/2017
Purchase of Common Stock	2,750	12/22/2017
Sale of January 2018 Call Option	(100)	12/22/2017
Purchase of January 2018 Put Option	100	12/22/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	4,500	12/22/2017
Sale of Common Stock	(2,500)	12/26/2017
Purchase of Common Stock	3,500	12/26/2017
Sale of January 2019 Call Option	(19)	12/26/2017
Sale of January 2019 Call Option	(131)	12/26/2017
Sale of January 2018 Call Option	(125)	12/26/2017
Purchase of Common Stock	3,500	12/26/2017
Sale of Common Stock	(3,500)	12/26/2017
Sale of Common Stock	(10,000)	12/26/2017
Sale of Common Stock	(200)	12/27/2017
Sale of Common Stock	(691)	12/27/2017
Sale of Common Stock	(1,859)	12/27/2017
Purchase of Common Stock	2,850	12/27/2017
Sale of Common Stock	(2,000)	12/27/2017
Purchase of Common Stock	2,000	12/27/2017
Purchase of February 2018 Put Option	60	12/27/2017
Purchase of April 2018 Call Option	500	12/27/2017
Sale of April 2018 Call Option	(500)	12/27/2017
Purchase of July 2018 Call Option	175	12/27/2017
Sale of July 2018 Put Option	(175)	12/27/2017
Purchase of July 2018 Call Option	125	12/27/2017
Sale of July 2018 Put Option	(125)	12/27/2017
Purchase of February 2018 Put Option	60	12/27/2017
Purchase of Common Stock	1,195	12/27/2017
Purchase of Common Stock	16,000	12/27/2017
Purchase of Common Stock	2,250	12/28/2017
Purchase of Common Stock	2,250	12/28/2017
Purchase of Common Stock	2,500	12/28/2017
Purchase of Common Stock	2,750	12/29/2017
Purchase of Common Stock	1,000	12/29/2017
Purchase of Common Stock	1,000	12/29/2017
Purchase of Common Stock	3,500	12/29/2017
Purchase of Common Stock	2,500	12/29/2017
Purchase of Common Stock	2,500	12/29/2017
Purchase of July 2018 Call Option	150	12/29/2017
Sale of July 2018 Put Option	(250)	12/29/2017
Purchase of Common Stock	7,000	12/29/2017
Sale of January 2019 Call Option	(62)	01/02/2018
Purchase of Common Stock	2,500	01/03/2018
Purchase of January 2019 Call Option	62	01/03/2018
Purchase of February 2018 Call Option	250	01/03/2018
Purchase of Common Stock	10,000	01/03/2018
Purchase of Common Stock	6,000	01/03/2018
Purchase of Common Stock	5,500	01/04/2018
Purchase of Common Stock	5,000	01/04/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of January 2019 Call Option	50	01/04/2018
Purchase of January 2019 Call Option	40	01/04/2018
Sale of February 2018 Put Option	(100)	01/04/2018
Purchase of April 2018 Call Option	125	01/04/2018
Purchase of January 2018 Call Option	245	01/04/2018
Purchase of January 2018 Call Option	100	01/04/2018
Purchase of July 2018 Call Option	50	01/04/2018
Purchase of July 2018 Call Option	75	01/04/2018
Sale of July 2018 Put Option	(50)	01/04/2018
Sale of July 2018 Put Option	(75)	01/04/2018
Purchase of Common Stock	19,500	01/04/2018
Sale of Common Stock	(1,000)	01/04/2018
Purchase of January 2019 Call Option	350	01/08/2018
Purchase of July 2018 Call Option	100	01/08/2018
Sale of July 2018 Put Option	(100)	01/08/2018
Purchase of February 2018 Call Option	300	01/08/2018
Purchase of July 2018 Call Option	200	01/08/2018
Sale of July 2018 Put Option	(200)	01/08/2018
Purchase of Common Stock	4,638	01/08/2018
Purchase of Common Stock	2,500	01/09/2018
Purchase of Common Stock	7,500	01/09/2018
Sale of Common Stock	(10,000)	01/09/2018
Sale of Common Stock	(10,000)	01/09/2018
Purchase of January 2019 Call Option	500	01/09/2018
Sale of January 2019 Call Option	(500)	01/09/2018
Purchase of January 2018 Call Option	100	01/09/2018
Purchase of February 2018 Call Option	300	01/09/2018
Purchase of January 2018 Call Option	350	01/09/2018
Sale of January 2018 Put Option	(350)	01/09/2018
Sale of January 2018 Put Option	(300)	01/09/2018
Sale of January 2018 Put Option	(150)	01/09/2018
Purchase of February 2018 Put Option	130	01/09/2018
Sale of January 2018 Put Option	(100)	01/09/2018
Purchase of Common Stock	9,165	01/09/2018
Purchase of Common Stock	53,071	01/09/2018
Sale of Common Stock	(10,000)	01/09/2018
Sale of Common Stock	(34,736)	01/09/2018
Sale of Common Stock	(5,000)	01/10/2018
Sale of Common Stock	(5,000)	01/10/2018
Sale of Common Stock	(5,000)	01/10/2018
Sale of Common Stock	(5,000)	01/10/2018
Sale of Common Stock	(600)	01/10/2018
Sale of Common Stock	(1,000)	01/10/2018
Sale of Common Stock	(800)	01/10/2018
Sale of Common Stock	(2,000)	01/10/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(2,000)	01/10/2018
Sale of Common Stock	(400)	01/10/2018
Sale of Common Stock	(200)	01/10/2018
Sale of Common Stock	(200)	01/10/2018
Sale of Common Stock	(7,200)	01/10/2018
Sale of Common Stock	(9,554)	01/10/2018
Sale of Common Stock	(33,246)	01/10/2018
Sale of Common Stock	(6,799)	01/10/2018
Sale of Common Stock	(18,201)	01/10/2018
Sale of Common Stock	(20,000)	01/10/2018
Sale of Common Stock	(1,400)	01/10/2018
Purchase of January 2019 Call Option	100	01/10/2018
Purchase of January 2019 Call Option	100	01/10/2018
Purchase of January 2019 Call Option	100	01/10/2018
Purchase of January 2019 Call Option	100	01/10/2018
Purchase of January 2019 Call Option	100	01/10/2018
Sale of April 2018 Call Option	(200)	01/10/2018
Sale of April 2018 Call Option	(200)	01/10/2018
Sale of April 2018 Call Option	(21)	01/10/2018
Sale of July 2018 Call Option	(200)	01/10/2018
Sale of July 2018 Call Option	(75)	01/10/2018
Purchase of July 2018 Put Option	100	01/10/2018
Purchase of July 2018 Put Option	166	01/10/2018
Purchase of July 2018 Put Option	9	01/10/2018
Purchase of February 2018 Call Option	1,000	01/10/2018
Purchase of January 2018 Call Option	500	01/10/2018
Sale of January 2018 Call Option	(500)	01/10/2018
Purchase of July 2018 Call Option	500	01/10/2018
Purchase of January 2018 Call Option	500	01/10/2018
Sale of July 2018 Put Option	(250)	01/10/2018
Sale of February 2018 Put Option	(200)	01/10/2018
Purchase of Common Stock	200,000	01/10/2018
Purchase of Common Stock	10,000	01/10/2018
Sale of Common Stock	(16,828)	01/10/2018
Sale of Common Stock	(19,650)	01/10/2018
Sale of Common Stock	(30,000)	01/11/2018
Sale of Common Stock	(5,000)	01/11/2018
Purchase of January 2018 Put Option	25	01/11/2018
Purchase of Common Stock	2,500	01/11/2018
Purchase of Common Stock	70,000	01/11/2018
Purchase of Common Stock	6,894	01/11/2018
Sale of Common Stock	(60,094)	01/11/2018
Sale of Common Stock	(131,800)	01/11/2018
Purchase of Common Stock	10,000	01/12/2018
Purchase of July 2018 Call Option	500	01/12/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of January 2019 Put Option	(500)	01/12/2018
Purchase of July 2018 Call Option	1,750	01/12/2018
Purchase of July 2018 Call Option	471	01/12/2018
Sale of January 2019 Put Option	(750)	01/12/2018
Purchase of Common Stock	51,446	01/12/2018
Purchase of Common Stock	10,000	01/16/2018
Purchase of April 2018 Call Option	306	01/16/2018
Purchase of April 2018 Call Option	100	01/16/2018
Purchase of April 2018 Call Option	50	01/16/2018
Purchase of April 2018 Call Option	50	01/16/2018
Purchase of April 2018 Call Option	96	01/16/2018
Purchase of April 2018 Call Option	91	01/16/2018
Purchase of April 2018 Call Option	12	01/16/2018
Purchase of April 2018 Call Option	375	01/16/2018
Sale of April 2018 Call Option	(375)	01/16/2018
Purchase of July 2018 Call Option	388	01/16/2018
Purchase of January 2018 Put Option	12	01/16/2018
Purchase of Common Stock	1,200	01/16/2018
Sale of Common Stock	(700)	01/18/2018
Sale of Common Stock	(3,500)	01/18/2018
Sale of Common Stock	(25,000)	01/18/2018
Sale of Common Stock	(5,800)	01/18/2018
Sale of Common Stock	(75,000)	01/18/2018
Sale of February 2018 Put Option	(60)	01/18/2018
Sale of April 2018 Call Option	(103)	01/18/2018
Sale of July 2018 Call Option	(500)	01/18/2018
Purchase of January 2019 Put Option	500	01/18/2018
Purchase of January 2018 Call Option	100	01/18/2018
Purchase of January 2019 Put Option	375	01/18/2018
Purchase of February 2018 Put Option	1,500	01/18/2018
Purchase of July 2018 Put Option	700	01/18/2018
Purchase of January 2018 Put Option	113	01/18/2018
Sale of February 2018 Put Option	(140)	01/18/2018
Sale of Common Stock	(126,170)	01/18/2018
Sale of Common Stock	(18,976)	01/18/2018
Purchase of Common Stock	4,600	01/19/2018
Sale of January 2019 Call Option	(790)	01/19/2018
Purchase of April 2018 Call Option	15	01/19/2018
Purchase of April 2018 Call Option	485	01/19/2018
Purchase of April 2018 Call Option	365	01/19/2018
Purchase of January 2018 Call Option	180	01/19/2018
Purchase of January 2018 Call Option	300	01/19/2018
Sale of January 2018 Call Option	(350)	01/19/2018
Sale of January 2018 Call Option	(500)	01/19/2018
Purchase of January 2018 Put Option	350	01/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	2,000	01/19/2018
Purchase of Common Stock	3,700	01/19/2018
Sale of Common Stock	(5,700)	01/19/2018
Purchase of Common Stock	3,500	01/22/2018
Purchase of Common Stock	10,000	01/23/2018
Purchase of April 2018 Call Option	250	01/24/2018
Purchase of July 2018 Call Option	1,141	01/24/2018
Sale of February 2018 Put Option	(330)	01/24/2018
Purchase of Common Stock	5,000	01/29/2018
Purchase of Common Stock	1,000	01/29/2018
Sale of February 2018 Put Option	(350)	01/29/2018
Purchase of March 2018 Call Option	350	01/29/2018
Purchase of Common Stock	3,500	01/30/2018
Purchase of Common Stock	3,500	01/30/2018
Purchase of Common Stock	2,000	01/30/2018
Purchase of April 2018 Call Option	300	01/30/2018
Purchase of April 2018 Call Option	1,000	01/30/2018
Purchase of July 2018 Call Option	300	01/30/2018
Purchase of February 2018 Put Option	870	01/30/2018
Purchase of July 2018 Put Option	200	01/30/2018
Purchase of Common Stock	15,765	01/30/2018
Purchase of Common Stock	14,612	01/30/2018
Sale of Common Stock	(17,000)	01/30/2018
Purchase of Common Stock	2,000	02/01/2018
Purchase of Common Stock	2,000	02/01/2018
Purchase of Common Stock	2,500	02/01/2018
Purchase of Common Stock	2,500	02/01/2018
Purchase of Common Stock	4,000	02/01/2018
Purchase of July 2018 Call Option	115	02/01/2018
Sale of February 2018 Put Option	(585)	02/01/2018
Purchase of March 2018 Put Option	470	02/01/2018
Sale of March 2018 Put Option	(940)	02/01/2018
Purchase of March 2018 Put Option	940	02/01/2018
Purchase of February 2018 Put Option	500	02/01/2018
Purchase of Common Stock	3,500	02/02/2018
Purchase of Common Stock	3,500	02/02/2018
Purchase of Common Stock	3,500	02/02/2018
Purchase of Common Stock	10,000	02/02/2018
Purchase of February 2018 Call Option	1,235	02/02/2018
Purchase of July 2018 Call Option	500	02/02/2018
Purchase of Common Stock	10,000	02/02/2018
Purchase of March 2018 Put Option	185	02/05/2018
Sale of February 2018 Put Option	(370)	02/05/2018
Purchase of March 2018 Put Option	18	02/05/2018
Sale of February 2018 Put Option	(150)	02/05/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	20,000	02/05/2018
Purchase of February 2018 Call Option	367	02/06/2018
Purchase of February 2018 Call Option	133	02/06/2018
Purchase of February 2018 Call Option	250	02/06/2018
Purchase of February 2018 Call Option	500	02/06/2018
Purchase of February 2018 Call Option	500	02/06/2018
Sale of February 2018 Call Option	(500)	02/07/2018
Sale of February 2018 Call Option	(350)	02/07/2018
Purchase of Common Stock	10,000	02/07/2018
Sale of Common Stock	(20,000)	02/07/2018
Purchase of Common Stock	20,000	02/08/2018
Sale of Common Stock	(20,000)	02/08/2018
Purchase of February 2018 Put Option	50	02/08/2018
Purchase of February 2018 Put Option	50	02/08/2018
Purchase of February 2018 Put Option	50	02/08/2018
Purchase of February 2018 Put Option	25	02/08/2018
Purchase of February 2018 Put Option	25	02/08/2018
Purchase of February 2018 Put Option	50	02/08/2018
Purchase of February 2018 Put Option	50	02/08/2018
Purchase of February 2018 Put Option	50	02/08/2018
Sale of February 2018 Put Option	(150)	02/08/2018
Sale of February 2018 Put Option	(125)	02/08/2018
Sale of February 2018 Put Option	(350)	02/08/2018
Purchase of Common Stock	5,000	02/08/2018
Sale of February 2018 Call Option	(350)	02/09/2018
Sale of February 2018 Call Option	(235)	02/09/2018
Purchase of Common Stock	8,141	02/12/2018
Purchase of Common Stock	10,000	02/12/2018
Purchase of February 2018 Call Option	250	02/12/2018
Purchase of March 2018 Put Option	500	02/12/2018
Sale of February 2018 Put Option	(375)	02/12/2018
Purchase of Common Stock	33,107	02/12/2018
Sale of Common Stock	(26,000)	02/12/2018
Sale of Common Stock	(20,000)	02/13/2018
Sale of Common Stock	(33,000)	02/13/2018
Sale of Common Stock	(21,741)	02/13/2018
Sale of Common Stock	(24,170)	02/13/2018
Sale of Common Stock	(6,546)	02/13/2018
Sale of Common Stock	(14,341)	02/13/2018
Sale of Common Stock	(4,943)	02/13/2018
Sale of Common Stock	(50,000)	02/13/2018
Purchase of Common Stock	11,373	02/13/2018
Purchase of Common Stock	13,679	02/13/2018
Purchase of Common Stock	43,880	02/13/2018
Purchase of Common Stock	31,068	02/13/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	20,000	02/13/2018
Sale of Common Stock	(14,081)	02/13/2018
Purchase of Common Stock	6,751	02/13/2018
Purchase of Common Stock	1,106	02/13/2018
Purchase of Common Stock	12,143	02/13/2018
Sale of Common Stock	(25,919)	02/13/2018
Sale of Common Stock	(20,000)	02/13/2018
Sale of Common Stock	(20,000)	02/13/2018
Sale of Common Stock	(20,000)	02/13/2018
Sale of Common Stock	(20,000)	02/13/2018
Purchase of Common Stock	10,000	02/13/2018
Purchase of Common Stock	10,000	02/13/2018
Purchase of Common Stock	10,000	02/13/2018
Purchase of Common Stock	2,575	02/13/2018
Purchase of Common Stock	7,620	02/13/2018
Purchase of Common Stock	27,007	02/13/2018
Purchase of Common Stock	12,798	02/13/2018
Sale of Common Stock	(20,000)	02/13/2018
Sale of Common Stock	(17,260)	02/13/2018
Sale of Common Stock	(23,090)	02/13/2018
Purchase of Common Stock	21,991	02/13/2018
Purchase of Common Stock	2,940	02/13/2018
Purchase of Common Stock	4,800	02/13/2018
Purchase of Common Stock	8,790	02/13/2018
Purchase of Common Stock	21,829	02/13/2018
Purchase of Common Stock	3,300	02/13/2018
Purchase of Common Stock	3,300	02/13/2018
Purchase of March 2018 Call Option	49	02/13/2018
Purchase of March 2018 Call Option	350	02/13/2018
Purchase of February 2018 Call Option	850	02/13/2018
Purchase of March 2018 Call Option	350	02/13/2018
Purchase of March 2018 Put Option	500	02/13/2018
Sale of March 2018 Put Option	(500)	02/13/2018
Purchase of July 2018 Put Option	200	02/13/2018
Purchase of Common Stock	50,000	02/13/2018
Purchase of Common Stock	55,600	02/13/2018
Sale of Common Stock	(133,300)	02/13/2018
Sale of April 2018 Call Option	(101)	02/14/2018
Purchase of April 2018 Call Option	101	02/14/2018
Purchase of January 2019 Put Option	375	02/14/2018
Purchase of July 2018 Put Option	279	02/14/2018
Sale of Common Stock	(8,704)	02/14/2018
Sale of Common Stock	(70,680)	02/14/2018
Purchase of Common Stock	20,000	02/15/2018
Purchase of April 2018 Call Option	115	02/15/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of April 2018 Call Option	26	02/15/2018
Purchase of Common Stock	50,000	02/16/2018
Purchase of Common Stock	1,000	02/16/2018
Purchase of Common Stock	1,000	02/16/2018
Purchase of Common Stock	1,200	02/16/2018
Purchase of Common Stock	25,000	02/16/2018
Sale of February 2018 Call Option	(650)	02/16/2018
Sale of February 2018 Call Option	(1,000)	02/16/2018
Sale of February 2018 Call Option	(250)	02/16/2018
Sale of February 2018 Call Option	(850)	02/16/2018
Sale of February 2018 Call Option	(150)	02/16/2018
Sale of February 2018 Call Option	(1,000)	02/16/2018
Sale of February 2018 Call Option	(600)	02/16/2018
Sale of February 2018 Put Option	(435)	02/16/2018
Sale of Common Stock	(50,000)	02/16/2018
Sale of Common Stock	(5,000)	02/20/2018
Sale of Common Stock	(5,000)	02/20/2018
Sale of Common Stock	(5,000)	02/20/2018
Sale of Common Stock	(5,000)	02/20/2018
Sale of Common Stock	(3,155)	02/20/2018
Sale of Common Stock	(1,845)	02/20/2018
Purchase of March 2018 Call Option	100	02/20/2018
Purchase of April 2018 Call Option	1	02/20/2018
Purchase of April 2018 Call Option	46	02/20/2018
Purchase of April 2018 Put Option	350	02/20/2018
Sale of Common Stock	(30,000)	02/20/2018
Sale of Common Stock	(5,000)	02/20/2018
Sale of Common Stock	(5,000)	02/21/2018
Sale of Common Stock	(5,000)	02/21/2018
Sale of Common Stock	(5,000)	02/21/2018
Sale of Common Stock	(100)	02/21/2018
Sale of Common Stock	(4,701)	02/21/2018
Sale of Common Stock	(299)	02/21/2018
Sale of Common Stock	(1,200)	02/21/2018
Sale of Common Stock	(3,500)	02/21/2018
Sale of Common Stock	(5,000)	02/21/2018
Sale of Common Stock	(4,858)	02/21/2018
Sale of Common Stock	(142)	02/21/2018
Sale of Common Stock	(5,000)	02/21/2018
Sale of Common Stock	(5,000)	02/21/2018
Purchase of July 2018 Call Option	500	02/21/2018
Purchase of July 2018 Call Option	500	02/21/2018
Purchase of July 2018 Put Option	321	02/22/2018
Sale of Common Stock	(15,000)	02/22/2018
Sale of Common Stock	(5,337)	02/23/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(130)	02/23/2018
Sale of Common Stock	(2,033)	02/23/2018
Purchase of July 2018 Call Option	24	02/23/2018
Purchase of July 2018 Call Option	476	02/23/2018
Sale of Common Stock	(20,000)	02/23/2018
Sale of March 2018 Put Option	(172)	02/26/2018
Sale of March 2018 Put Option	(122)	02/26/2018
Sale of March 2018 Call Option	(350)	02/27/2018
Purchase of April 2018 Call Option	350	02/27/2018
Purchase of July 2018 Call Option	184	02/28/2018
Purchase of July 2018 Call Option	16	02/28/2018
Purchase of July 2018 Call Option	300	02/28/2018
Sale of March 2018 Put Option	(180)	02/28/2018
Sale of March 2018 Put Option	(130)	02/28/2018
Purchase of Common Stock	3,500	03/01/2018
Purchase of Common Stock	2,250	03/01/2018
Purchase of Common Stock	4,286	03/01/2018
Purchase of July 2018 Call Option	125	03/01/2018
Purchase of July 2018 Call Option	250	03/01/2018
Purchase of Common Stock	52,052	03/01/2018
Sale of Common Stock	(51,891)	03/01/2018
Sale of Common Stock	(161)	03/01/2018
Purchase of Common Stock	51,891	03/01/2018
Purchase of Common Stock	161	03/01/2018
Sale of Common Stock	(51,891)	03/01/2018
Sale of Common Stock	(161)	03/01/2018
Sale of March 2018 Call Option	(5)	03/02/2018
Sale of March 2018 Call Option	(1)	03/02/2018
Sale of March 2018 Call Option	(15)	03/02/2018
Sale of March 2018 Call Option	(178)	03/02/2018
Purchase of April 2018 Call Option	5	03/02/2018
Purchase of April 2018 Call Option	1	03/02/2018
Purchase of April 2018 Call Option	3	03/02/2018
Purchase of April 2018 Call Option	12	03/02/2018
Sale of April 2018 Call Option	(1)	03/02/2018
Sale of April 2018 Call Option	(25)	03/02/2018
Purchase of July 2018 Call Option	100	03/02/2018
Sale of April 2018 Call Option	(500)	03/02/2018
Purchase of April 2018 Put Option	500	03/02/2018
Purchase of Common Stock	50,000	03/02/2018
Sale of Common Stock	(50,000)	03/02/2018
Purchase of Common Stock	42,761	03/02/2018
Purchase of Common Stock	50,000	03/02/2018
Sale of Common Stock	(42,761)	03/02/2018
Purchase of Common Stock	42,761	03/02/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(42,761)	03/02/2018
Sale of April 2018 Call Option	(500)	03/05/2018
Purchase of April 2018 Put Option	500	03/05/2018
Purchase of Common Stock	29,764	03/05/2018
Purchase of Common Stock	50,000	03/05/2018
Sale of Common Stock	(29,764)	03/05/2018
Purchase of Common Stock	29,764	03/05/2018
Sale of Common Stock	(29,764)	03/05/2018
Sale of March 2018 Call Option	(24)	03/06/2018
Sale of March 2018 Call Option	(176)	03/06/2018
Sale of July 2018 Call Option	(200)	03/06/2018
Sale of March 2018 Put Option	(20)	03/06/2018
Purchase of March 2018 Put Option	150	03/06/2018
Purchase of Common Stock	48,659	03/06/2018
Sale of Common Stock	(48,659)	03/06/2018
Purchase of Common Stock	48,659	03/06/2018
Sale of Common Stock	(48,659)	03/06/2018
Purchase of April 2018 Call Option	150	03/07/2018
Purchase of April 2018 Call Option	100	03/07/2018
Purchase of July 2018 Call Option	100	03/07/2018
Purchase of July 2018 Call Option	100	03/07/2018
Sale of March 2018 Put Option	(200)	03/07/2018
Sale of March 2018 Put Option	(75)	03/07/2018
Purchase of Common Stock	78,753	03/07/2018
Purchase of Common Stock	20,000	03/07/2018
Purchase of Common Stock	5,000	03/07/2018
Sale of Common Stock	(20,000)	03/07/2018
Sale of Common Stock	(68,753)	03/07/2018
Purchase of Common Stock	68,753	03/07/2018
Sale of Common Stock	(68,753)	03/07/2018
Purchase of July 2018 Call Option	100	03/08/2018
Sale of March 2018 Put Option	(118)	03/08/2018
Sale of March 2018 Put Option	(75)	03/08/2018
Purchase of Common Stock	15,000	03/08/2018
Sale of Common Stock	(12,000)	03/08/2018
Purchase of Common Stock	4,300	03/09/2018
Purchase of Common Stock	53,520	03/09/2018
Sale of Common Stock	(4,300)	03/09/2018
Sale of Common Stock	(53,520)	03/09/2018
Purchase of Common Stock	53,520	03/09/2018
Sale of Common Stock	(53,520)	03/09/2018
Sale of March 2018 Call Option	(70)	03/12/2018
Purchase of Common Stock	68,474	03/12/2018
Sale of Common Stock	(8,500)	03/12/2018
Sale of Common Stock	(68,474)	03/12/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	68,474	03/12/2018
Sale of Common Stock	(68,474)	03/12/2018
Sale of July 2018 Call Option	(12)	03/13/2018
Purchase of March 2018 Call Option	274	03/13/2018
Purchase of Common Stock	136,247	03/13/2018
Sale of Common Stock	(136,247)	03/13/2018
Purchase of Common Stock	136,247	03/13/2018
Sale of Common Stock	(136,247)	03/13/2018
Purchase of Common Stock	5,470	03/14/2018
Purchase of Common Stock	22	03/14/2018
Purchase of Common Stock	1,100	03/14/2018
Purchase of Common Stock	134,987	03/14/2018
Purchase of Common Stock	5,000	03/14/2018
Purchase of Common Stock	129,987	03/14/2018
Sale of Common Stock	(129,987)	03/14/2018
Sale of Common Stock	(129,987)	03/14/2018
Purchase of Common Stock	65,000	03/15/2018
Purchase of Common Stock	140,000	03/15/2018
Sale of Common Stock	(132,500)	03/15/2018
Sale of Common Stock	(72,500)	03/15/2018
Purchase of Common Stock	3,000	03/16/2018
Sale of March 2018 Call Option	(30)	03/16/2018
Sale of March 2018 Call Option	(350)	03/16/2018
Sale of March 2018 Call Option	(274)	03/16/2018
Sale of March 2018 Put Option	(113)	03/16/2018
Sale of March 2018 Put Option	(118)	03/16/2018
Purchase of Common Stock	15,000	03/19/2018
Purchase of Common Stock	7,500	03/19/2018
Purchase of Common Stock	20,000	03/19/2018
Purchase of Common Stock	25,000	03/19/2018
Purchase of April 2018 Call Option	500	03/19/2018
Purchase of May 2018 Call Option	9	03/19/2018
Purchase of May 2018 Call Option	9	03/19/2018
Purchase of May 2018 Call Option	61	03/19/2018
Purchase of May 2018 Call Option	421	03/19/2018
Sale of April 2018 Call Option	(3,000)	03/19/2018
Sale of April 2018 Call Option	(1,568)	03/19/2018
Sale of July 2018 Call Option	(1,000)	03/19/2018
Purchase of April 2018 Put Option	3,000	03/19/2018
Purchase of Common Stock	25,000	03/19/2018
Purchase of Common Stock	300,000	03/19/2018
Purchase of Common Stock	25,472	03/19/2018
Sale of Common Stock	(14,000)	03/20/2018
Sale of Common Stock	(25,000)	03/20/2018
Purchase of May 2018 Call Option	100	03/20/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	12,427	03/20/2018
Sale of Common Stock	(12,427)	03/20/2018
Purchase of Common Stock	7,500	03/21/2018
Purchase of Common Stock	15,000	03/22/2018
Purchase of Common Stock	800	03/22/2018
Purchase of Common Stock	876	03/22/2018
Purchase of Common Stock	6,600	03/22/2018
Sale of Common Stock	(15,000)	03/22/2018
Purchase of Common Stock	846	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	364	03/22/2018
Purchase of Common Stock	55,200	03/22/2018
Sale of Common Stock	(7,500)	03/22/2018
Purchase of Common Stock	15,000	03/26/2018
Purchase of Common Stock	5,000	03/26/2018
Sale of Common Stock	(20,000)	03/26/2018
Purchase of Common Stock	9,651	03/27/2018
Sale of April 2018 Call Option	(21)	03/28/2018
Sale of April 2018 Call Option	(200)	03/28/2018
Sale of July 2018 Call Option	(62)	03/28/2018
Sale of July 2018 Call Option	(938)	03/28/2018
Purchase of Common Stock	5,000	03/28/2018
Purchase of Common Stock	15,000	03/28/2018
Purchase of Common Stock	5,000	03/29/2018
Purchase of April 2018 Call Option	1,000	03/29/2018
Sale of July 2018 Call Option	(1,000)	03/29/2018
Sale of April 2018 Put Option	(1,000)	03/29/2018
Purchase of July 2018 Put Option	1,000	03/29/2018
Purchase of Common Stock	10,000	03/29/2018
Purchase of Common Stock	21,947	03/29/2018
Purchase of Common Stock	1,987	04/02/2018
Purchase of Common Stock	872	04/02/2018
Purchase of Common Stock	10,000	04/02/2018
Sale of Common Stock	(15,000)	04/02/2018
Purchase of Common Stock	8,500	04/02/2018
Purchase of Common Stock	108,752	04/02/2018
Sale of Common Stock	(62,414)	04/02/2018
Purchase of Common Stock	12,406	04/03/2018
Sale of April 2018 Call Option	(500)	04/03/2018
Sale of April 2018 Call Option	(103)	04/03/2018
Purchase of May 2018 Put Option	700	04/03/2018
Sale of Common Stock	(1,478)	04/04/2018
Sale of Common Stock	(1,876)	04/04/2018
Sale of Common Stock	(876)	04/04/2018
Sale of Common Stock	(744)	04/04/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(411)	04/04/2018
Purchase of Common Stock	8,500	04/04/2018
Sale of May 2018 Call Option	(120)	04/04/2018
Sale of July 2018 Call Option	(200)	04/04/2018
Purchase of April 2018 Call Option	500	04/04/2018
Purchase of July 2018 Call Option	500	04/04/2018
Purchase of May 2018 Put Option	500	04/04/2018
Purchase of Common Stock	564	04/05/2018
Purchase of July 2018 Call Option	117	04/05/2018
Purchase of April 2018 Call Option	1,000	04/05/2018
Purchase of April 2018 Call Option	1,000	04/05/2018
Sale of April 2018 Call Option	(1,000)	04/05/2018
Sale of July 2018 Call Option	(500)	04/05/2018
Purchase of May 2018 Put Option	200	04/05/2018
Sale of April 2018 Put Option	(1,000)	04/05/2018
Purchase of July 2018 Put Option	500	04/05/2018
Purchase of Common Stock	41,200	04/05/2018
Sale of Common Stock	(50,000)	04/05/2018
Sale of Common Stock	(500)	04/05/2018
Sale of Common Stock	(37,699)	04/05/2018
Purchase of Common Stock	6,500	04/06/2018
Purchase of April 2018 Put Option	375	04/06/2018
Purchase of May 2018 Put Option	300	04/06/2018
Purchase of May 2018 Put Option	350	04/06/2018
Purchase of May 2018 Put Option	80	04/06/2018
Purchase of May 2018 Put Option	170	04/06/2018
Purchase of May 2018 Put Option	100	04/06/2018
Purchase of May 2018 Put Option	300	04/06/2018
Purchase of May 2018 Put Option	250	04/06/2018
Purchase of Common Stock	14,758	04/06/2018
Sale of Common Stock	(15,000)	04/06/2018
Purchase of Common Stock	10,000	04/09/2018
Purchase of Common Stock	3,500	04/09/2018
Purchase of Common Stock	800	04/09/2018
Purchase of Common Stock	19,200	04/09/2018
Sale of Common Stock	(15,000)	04/09/2018
Sale of Common Stock	(6,710)	04/09/2018
Sale of April 2018 Put Option	(165)	04/09/2018
Sale of May 2018 Put Option	(300)	04/09/2018
Sale of May 2018 Put Option	(135)	04/09/2018
Purchase of April 2018 Call Option	500	04/09/2018
Sale of April 2018 Put Option	(500)	04/09/2018
Purchase of Common Stock	59,763	04/09/2018
Purchase of Common Stock	237	04/09/2018
Purchase of Common Stock	50,000	04/09/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(50,000)	04/09/2018
Purchase of Common Stock	50,000	04/09/2018
Sale of Common Stock	(50,000)	04/09/2018
Sale of Common Stock	(12,500)	04/09/2018
Purchase of Common Stock	87	04/10/2018
Purchase of Common Stock	68	04/10/2018
Purchase of Common Stock	44	04/10/2018
Purchase of Common Stock	29	04/10/2018
Purchase of Common Stock	49	04/10/2018
Purchase of Common Stock	69	04/10/2018
Purchase of Common Stock	48	04/10/2018
Purchase of Common Stock	22	04/10/2018
Purchase of Common Stock	664	04/10/2018
Purchase of Common Stock	18,563	04/10/2018
Purchase of Common Stock	100	04/10/2018
Purchase of Common Stock	900	04/10/2018
Purchase of Common Stock	474	04/11/2018
Purchase of Common Stock	12,000	04/11/2018
Purchase of Common Stock	100	04/11/2018
Sale of May 2018 Call Option	(200)	04/11/2018
Sale of April 2018 Call Option	(200)	04/11/2018
Sale of Common Stock	(27,000)	04/11/2018
Sale of Common Stock	(1,457)	04/12/2018
Sale of Common Stock	(866)	04/12/2018
Sale of Common Stock	(1,408)	04/12/2018
Purchase of Common Stock	2,412	04/12/2018
Purchase of May 2018 Put Option	43	04/12/2018
Purchase of May 2018 Put Option	132	04/12/2018
Purchase of May 2018 Put Option	267	04/12/2018
Purchase of Common Stock	1,500	04/12/2018
Sale of Common Stock	(10,000)	04/13/2018
Sale of Common Stock	(10,000)	04/13/2018
Sale of Common Stock	(18,000)	04/13/2018
Sale of Common Stock	(15,000)	04/13/2018
Sale of Common Stock	(21,633)	04/13/2018
Purchase of Common Stock	3,102	04/13/2018
Purchase of Common Stock	600	04/13/2018
Purchase of Common Stock	1,298	04/13/2018
Purchase of Common Stock	3,300	04/13/2018
Purchase of Common Stock	1,700	04/13/2018
Purchase of Common Stock	5,000	04/13/2018
Purchase of Common Stock	3,077	04/13/2018
Purchase of Common Stock	1,923	04/13/2018
Purchase of Common Stock	5,000	04/13/2018
Sale of April 2018 Put Option	(210)	04/13/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of May 2018 Put Option	97	04/13/2018
Purchase of May 2018 Put Option	113	04/13/2018
Purchase of Common Stock	18,000	04/13/2018
Sale of Common Stock	(25,000)	04/13/2018
Sale of Common Stock	(10,000)	04/16/2018
Sale of Common Stock	(15,000)	04/16/2018
Sale of April 2018 Call Option	(176)	04/16/2018
Sale of April 2018 Call Option	(74)	04/16/2018
Sale of April 2018 Call Option	(162)	04/16/2018
Sale of May 2018 Call Option	(280)	04/16/2018
Sale of May 2018 Put Option	(225)	04/16/2018
Sale of May 2018 Put Option	(225)	04/16/2018
Sale of April 2018 Call Option	(200)	04/16/2018
Sale of May 2018 Put Option	(750)	04/16/2018
Sale of May 2018 Put Option	(300)	04/16/2018
Sale of Common Stock	(47,667)	04/16/2018
Sale of Common Stock	(2,333)	04/16/2018
Sale of July 2018 Call Option	(20)	04/17/2018
Sale of July 2018 Call Option	(205)	04/17/2018
Purchase of May 2018 Put Option	300	04/17/2018
Sale of May 2018 Put Option	(600)	04/17/2018
Purchase of Common Stock	200,000	04/17/2018
Sale of Common Stock	(200,000)	04/17/2018
Purchase of Common Stock	10,000	04/18/2018
Sale of Common Stock	(10,000)	04/18/2018
Sale of Common Stock	(10,000)	04/18/2018
Purchase of Common Stock	5,000	04/18/2018
Sale of Common Stock	(25,000)	04/18/2018
Sale of Common Stock	(65,713)	04/18/2018
Purchase of Common Stock	10,000	04/18/2018
Purchase of Common Stock	500	04/18/2018
Purchase of Common Stock	2,100	04/18/2018
Purchase of Common Stock	5,000	04/18/2018
Purchase of Common Stock	5,000	04/18/2018
Purchase of Common Stock	2,400	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	1,637	04/18/2018
Purchase of Common Stock	863	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	1,100	04/18/2018
Purchase of Common Stock	1,400	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	500	04/18/2018
Purchase of Common Stock	2,000	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,355	04/18/2018
Purchase of Common Stock	145	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Purchase of Common Stock	2,500	04/18/2018
Sale of May 2018 Put Option	(200)	04/18/2018
Sale of May 2018 Put Option	(100)	04/18/2018
Sale of May 2018 Put Option	(100)	04/18/2018
Sale of July 2018 Call Option	(200)	04/18/2018
Purchase of July 2018 Call Option	135	04/18/2018
Sale of May 2018 Put Option	(150)	04/18/2018
Sale of May 2018 Put Option	(142)	04/18/2018
Sale of May 2018 Put Option	(75)	04/18/2018
Purchase of Common Stock	10,000	04/18/2018
Purchase of Common Stock	35,000	04/18/2018
Sale of Common Stock	(21,957)	04/18/2018
Sale of Common Stock	(58,043)	04/18/2018
Purchase of Common Stock	3,300	04/19/2018
Purchase of Common Stock	6,700	04/19/2018
Purchase of Common Stock	900	04/19/2018
Purchase of Common Stock	9,100	04/19/2018
Sale of Common Stock	(10,000)	04/19/2018
Sale of Common Stock	(5,000)	04/19/2018
Purchase of Common Stock	1,307	04/19/2018
Purchase of Common Stock	4,003	04/19/2018
Purchase of Common Stock	397	04/19/2018
Purchase of Common Stock	600	04/19/2018
Purchase of Common Stock	5,000	04/19/2018
Purchase of Common Stock	900	04/19/2018
Purchase of Common Stock	4,100	04/19/2018
Sale of Common Stock	(10,000)	04/19/2018
Purchase of Common Stock	10,000	04/19/2018
Purchase of Common Stock	8,550	04/19/2018
Purchase of Common Stock	58,471	04/19/2018
Purchase of July 2018 Call Option	375	04/19/2018
Purchase of July 2018 Call Option	100	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of July 2018 Call Option	110	04/19/2018
Purchase of May 2018 Call Option	500	04/19/2018
Sale of May 2018 Call Option	(500)	04/19/2018
Sale of May 2018 Put Option	(110)	04/19/2018
Sale of May 2018 Put Option	(75)	04/19/2018
Purchase of Common Stock	16,999	04/19/2018
Purchase of Common Stock	188,245	04/19/2018
Sale of Common Stock	(45,000)	04/19/2018
Sale of Common Stock	(132,037)	04/19/2018
Sale of Common Stock	(2,700)	04/20/2018
Sale of Common Stock	(15,000)	04/20/2018
Sale of Common Stock	(15,000)	04/20/2018
Sale of Common Stock	(15,000)	04/20/2018
Sale of Common Stock	(9,304)	04/20/2018
Purchase of Common Stock	7,162	04/20/2018
Purchase of Common Stock	1,542	04/20/2018
Purchase of Common Stock	600	04/20/2018
Purchase of Common Stock	6,500	04/20/2018
Sale of Common Stock	(18,033)	04/20/2018
Purchase of Common Stock	2,800	04/20/2018
Purchase of Common Stock	12,200	04/20/2018
Sale of Common Stock	(12,546)	04/20/2018
Sale of April 2018 Call Option	(250)	04/20/2018
Sale of April 2018 Call Option	(550)	04/20/2018
Sale of April 2018 Call Option	(500)	04/20/2018
Sale of April 2018 Call Option	(103)	04/20/2018
Sale of April 2018 Call Option	(1,568)	04/20/2018
Purchase of July 2018 Call Option	230	04/20/2018
Purchase of July 2018 Call Option	122	04/20/2018
Purchase of April 2018 Call Option	1,000	04/20/2018
Purchase of April 2018 Call Option	500	04/20/2018
Purchase of April 2018 Call Option	103	04/20/2018
Purchase of April 2018 Call Option	1,568	04/20/2018
Sale of April 2018 Put Option	(350)	04/20/2018
Sale of April 2018 Put Option	(1,500)	04/20/2018
Purchase of Common Stock	38,670	04/20/2018
Purchase of Common Stock	17,450	04/20/2018
Sale of Common Stock	(150,000)	04/20/2018
Sale of Common Stock	(10,000)	04/20/2018
Sale of Common Stock	(28,670)	04/20/2018
Purchase of Common Stock	2,500	04/24/2018
Purchase of Common Stock	2,500	04/24/2018
Purchase of Common Stock	14,322	04/24/2018
Sale of July 2018 Call Option	(100)	04/25/2018
Sale of May 2018 Call Option	(500)	04/25/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	25,000	04/25/2018
Purchase of Common Stock	30,000	04/25/2018
Sale of Common Stock	(12,000)	04/25/2018
Purchase of Common Stock	9,100	04/26/2018
Sale of Common Stock	(9,100)	04/26/2018
Sale of Common Stock	(15,000)	04/27/2018
Sale of Common Stock	(5,000)	04/30/2018
Sale of Common Stock	(7,500)	04/30/2018
Sale of Common Stock	(15,000)	04/30/2018
Sale of July 2018 Call Option	(72)	05/01/2018
Sale of Common Stock	(6,000)	05/01/2018
Purchase of Common Stock	27,201	05/02/2018
Sale of Common Stock	(23,000)	05/02/2018
Sale of Common Stock	(4,201)	05/02/2018
Purchase of Common Stock	37,471	05/03/2018
Sale of Common Stock	(37,471)	05/03/2018
Sale of Common Stock	(10,000)	05/04/2018
Purchase of Common Stock	5,000	05/04/2018
Purchase of Common Stock	27,900	05/04/2018
Sale of Common Stock	(32,697)	05/04/2018
Sale of Common Stock	(203)	05/04/2018
Purchase of Common Stock	3,126	05/07/2018
Sale of May 2018 Put Option	(115)	05/07/2018
Purchase of Common Stock	11,574	05/07/2018
Sale of Common Stock	(16,000)	05/07/2018
Purchase of Common Stock	5,000	05/08/2018
Sale of Common Stock	(10,000)	05/08/2018
Sale of Common Stock	(25,000)	05/08/2018
Sale of Common Stock	(30,000)	05/08/2018
Purchase of Common Stock	15,000	05/08/2018
Sale of May 2018 Put Option	(200)	05/08/2018
Sale of May 2018 Put Option	(100)	05/08/2018
Purchase of Common Stock	115,574	05/08/2018
Sale of Common Stock	(173,563)	05/08/2018
Purchase of Common Stock	1,494	05/09/2018
Sale of Common Stock	(20,000)	05/09/2018
Purchase of Common Stock	10,000	05/09/2018
Purchase of Common Stock	10,000	05/09/2018
Purchase of July 2018 Call Option	85	05/09/2018
Purchase of July 2018 Call Option	8	05/09/2018
Purchase of Common Stock	21,102	05/09/2018
Sale of Common Stock	(5,165)	05/09/2018
Purchase of Common Stock	8,073	05/10/2018
Purchase of Common Stock	1,927	05/10/2018
Purchase of Common Stock	35,000	05/10/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(10,000)	05/10/2018
Sale of Common Stock	(15,000)	05/10/2018
Sale of Common Stock	(10,000)	05/10/2018
Sale of Common Stock	(10,000)	05/10/2018
Sale of October 2018 Put Option	(6)	05/10/2018
Sale of October 2018 Put Option	(3)	05/10/2018
Purchase of October 2018 Put Option	3,250	05/10/2018
Sale of October 2018 Call Option	(3,250)	05/10/2018
Purchase of Common Stock	7,861	05/10/2018
Purchase of Common Stock	325,000	05/10/2018
Purchase of Common Stock	4,063	05/10/2018
Sale of Common Stock	(7,861)	05/10/2018
Purchase of Common Stock	10,300	05/11/2018
Sale of Common Stock	(10,300)	05/11/2018
Purchase of Common Stock	4,000	05/14/2018
Sale of Common Stock	(4,000)	05/14/2018
Sale of Common Stock	(25,000)	05/16/2018
Sale of Common Stock	25,000	05/16/2018
Sale of Common Stock	34,565	05/16/2018
Purchase of Common Stock	25,000	05/16/2018
Sale of Common Stock	10,000	05/17/2018
Sale of Common Stock	(1,700)	05/17/2018
Sale of Common Stock	(3,300)	05/17/2018
Sale of Common Stock	(7,065)	05/17/2018
Sale of January 2019 Call Option	(2,500)	05/17/2018
Purchase of January 2019 Put Option	2,500	05/17/2018
Purchase of Common Stock	13,800	05/17/2018
Purchase of Common Stock	250,000	05/17/2018
Sale of Common Stock	(13,800)	05/17/2018
Sale of January 2019 Call Option	17	05/18/2018
Sale of January 2019 Put Option	(4)	05/18/2018
Purchase of January 2019 Call Option	500	05/18/2018
Sale of January 2019 Call Option	(2,000)	05/18/2018
Purchase of January 2019 Put Option	2,000	05/18/2018
Purchase of Common Stock	200,000	05/18/2018
Purchase of Common Stock	36,100	05/18/2018
Sale of Common Stock	(9,571)	05/18/2018
Sale of Common Stock	(26,529)	05/18/2018
Sale of January 2019 Call Option	652	05/21/2018
Sale of January 2019 Call Option	(652)	05/21/2018
Sale of January 2019 Put Option	(17)	05/21/2018
Sale of October 2018 Put Option	(35)	05/22/2018
Purchase of Common Stock	15,000	05/22/2018
Sale of Common Stock	(14,843)	05/22/2018
Sale of Common Stock	(157)	05/22/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of October 2018 Call Option	43	05/24/2018
Sale of October 2018 Call Option	1,000	05/24/2018
Sale of October 2018 Call Option	(1,000)	05/24/2018
Sale of October 2018 Put Option	(17)	05/24/2018
Purchase of October 2018 Put Option	1,900	05/24/2018
Sale of October 2018 Call Option	(1,900)	05/24/2018
Purchase of Common Stock	190,000	05/24/2018
Purchase of Common Stock	700	05/24/2018
Purchase of Common Stock	5,000	05/24/2018
Purchase of Common Stock	5,000	05/24/2018
Sale of Common Stock	(1,000)	05/24/2018
Sale of Common Stock	(700)	05/24/2018
Sale of Common Stock	(1,000)	05/24/2018
Sale of Common Stock	(58)	05/24/2018
Sale of Common Stock	(2,000)	05/24/2018
Sale of Common Stock	(1,500)	05/24/2018
Sale of Common Stock	(1,000)	05/24/2018
Sale of Common Stock	(700)	05/24/2018
Sale of Common Stock	(700)	05/24/2018
Sale of Common Stock	(1,000)	05/24/2018
Sale of Common Stock	(400)	05/24/2018
Sale of Common Stock	(642)	05/24/2018
Purchase of June 2018 Put Option	350	05/25/2018

JASON AINTABI

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	200	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	200	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	200	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	200	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	400	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	200	08/03/2017
Purchase of Common Stock	100	08/03/2017
Purchase of Common Stock	6,400	08/03/2017
Purchase of Common Stock	2,500	08/03/2017
Sale of Common Stock	(200)	08/04/2017
Sale of Common Stock	(200)	08/04/2017
Sale of Common Stock	(95)	08/04/2017
Sale of Common Stock	(100)	08/04/2017
Sale of Common Stock	(100)	08/04/2017
Sale of Common Stock	(2,600)	08/04/2017
Sale of Common Stock	(9,205)	08/04/2017
Purchase of Common Stock	7,500	08/10/2017
Purchase of Common Stock	1,400	08/10/2017
Purchase of Common Stock	100	08/10/2017
Purchase of Common Stock	200	08/10/2017
Purchase of Common Stock	100	08/10/2017
Purchase of Common Stock	100	08/10/2017
Purchase of Common Stock	100	08/10/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	08/10/2017
Purchase of Common Stock	100	08/10/2017
Purchase of Common Stock	300	08/10/2017
Sale of Common Stock	(100)	08/11/2017
Sale of Common Stock	(100)	08/11/2017
Sale of Common Stock	(200)	08/11/2017
Sale of Common Stock	(200)	08/11/2017
Sale of Common Stock	(200)	08/11/2017
Sale of Common Stock	(100)	08/11/2017
Sale of Common Stock	(100)	08/11/2017
Sale of Common Stock	(200)	08/11/2017
Sale of Common Stock	(2,900)	08/11/2017
Sale of Common Stock	(1,034)	08/11/2017
Sale of Common Stock	(1,900)	08/11/2017
Sale of Common Stock	(1,079)	08/11/2017
Sale of Common Stock	(1,887)	08/11/2017
Purchase of Common Stock	7,400	08/15/2017
Purchase of Common Stock	100	08/15/2017
Sale of Common Stock	(178)	08/15/2017
Sale of Common Stock	(365)	08/15/2017
Sale of Common Stock	(1,387)	08/15/2017
Sale of Common Stock	(5,570)	08/15/2017
Purchase of Common Stock	98	08/16/2017
Purchase of Common Stock	4,077	08/16/2017
Purchase of Common Stock	425	08/16/2017
Purchase of Common Stock	2,900	08/16/2017
Purchase of Common Stock	2,500	08/17/2017
Sale of Common Stock	(2,979)	08/17/2017
Sale of Common Stock	(721)	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	50	08/17/2017
Purchase of Common Stock	200	08/17/2017
Purchase of Common Stock	50	08/17/2017
Purchase of Common Stock	50	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	284	08/17/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	200	08/17/2017
Purchase of Common Stock	200	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	200	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	1,122	08/17/2017
Purchase of Common Stock	100	08/17/2017
Purchase of Common Stock	1,099	08/17/2017
Purchase of Common Stock	1,745	08/17/2017
Purchase of Common Stock	700	08/21/2017
Purchase of Common Stock	800	08/21/2017
Purchase of Common Stock	1,750	08/24/2017
Purchase of Common Stock	1,500	08/24/2017
Purchase of Common Stock	500	08/24/2017
Purchase of Common Stock	100	08/25/2017
Purchase of Common Stock	100	08/25/2017
Purchase of Common Stock	100	08/25/2017
Purchase of Common Stock	1,700	08/25/2017
Purchase of Common Stock	800	08/25/2017
Purchase of Common Stock	181	08/25/2017
Purchase of Common Stock	233	08/25/2017
Purchase of Common Stock	200	08/25/2017
Purchase of Common Stock	200	08/25/2017
Purchase of Common Stock	600	08/25/2017
Purchase of Common Stock	766	08/25/2017
Purchase of Common Stock	442	08/25/2017
Purchase of Common Stock	535	08/25/2017
Purchase of Common Stock	700	08/25/2017
Purchase of Common Stock	110	08/25/2017
Purchase of Common Stock	100	08/25/2017
Purchase of Common Stock	124	08/25/2017
Purchase of Common Stock	9	08/25/2017
Purchase of Common Stock	2,500	08/28/2017
Purchase of Common Stock	100	08/28/2017
Purchase of Common Stock	17	08/28/2017
Purchase of Common Stock	2,383	08/28/2017
Purchase of Common Stock	100	08/29/2017
Purchase of Common Stock	681	08/29/2017
Purchase of Common Stock	1,219	08/29/2017
Purchase of Common Stock	100	09/08/2017
Purchase of Common Stock	2,397	09/08/2017
Purchase of Common Stock	1,503	09/08/2017
Sale of Common Stock	(100)	09/18/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	09/18/2017
Sale of Common Stock	(100)	09/18/2017
Sale of Common Stock	(200)	09/18/2017
Sale of Common Stock	(100)	09/18/2017
Sale of Common Stock	(100)	09/18/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(200)	09/20/2017
Sale of Common Stock	(700)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(100)	09/20/2017
Sale of Common Stock	(3,100)	09/20/2017
Sale of Common Stock	(600)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(700)	09/25/2017
Sale of Common Stock	(600)	09/25/2017
Sale of Common Stock	(200)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(2,300)	09/25/2017
Sale of Common Stock	(500)	09/25/2017
Sale of Common Stock	(60)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(200)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(140)	09/25/2017
Sale of Common Stock	(200)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(35)	09/25/2017
Sale of Common Stock	(200)	09/25/2017
Sale of Common Stock	(35)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(65)	09/25/2017
Sale of Common Stock	(65)	09/25/2017
Sale of Common Stock	(100)	09/25/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(200)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(200)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(30)	09/25/2017
Sale of Common Stock	(100)	09/25/2017
Sale of Common Stock	(11,870)	09/25/2017
Sale of Common Stock	(4,082)	09/26/2017
Sale of Common Stock	(468)	09/26/2017
Purchase of Common Stock	1,700	10/09/2017
Purchase of Common Stock	2,800	10/09/2017
Purchase of Common Stock	2,400	10/09/2017
Purchase of Common Stock	1,700	10/09/2017
Purchase of Common Stock	1,300	10/09/2017
Purchase of Common Stock	2,500	10/09/2017
Purchase of Common Stock	100	10/09/2017
Purchase of Common Stock	100	10/09/2017
Purchase of Common Stock	10	10/09/2017
Purchase of Common Stock	100	10/09/2017
Purchase of Common Stock	10	10/09/2017
Purchase of Common Stock	10	10/09/2017
Purchase of Common Stock	10	10/09/2017
Purchase of Common Stock	100	10/09/2017
Purchase of Common Stock	100	10/09/2017
Sale of Common Stock	(500)	10/10/2017
Sale of Common Stock	(269)	10/10/2017
Sale of Common Stock	(100)	10/10/2017
Sale of Common Stock	(131)	10/10/2017
Sale of Common Stock	(100)	10/10/2017
Sale of Common Stock	(400)	10/10/2017
Sale of Common Stock	(100)	10/10/2017
Sale of Common Stock	(400)	10/10/2017
Sale of Common Stock	(500)	10/10/2017
Sale of Common Stock	(10,440)	10/10/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	2	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	100	10/23/2017
Purchase of Common Stock	98	10/23/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	2,700	10/23/2017
Purchase of Common Stock	6,400	10/23/2017
Sale of Common Stock	(4,400)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(568)	10/24/2017
Sale of Common Stock	(1,300)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(100)	10/24/2017
Sale of Common Stock	(332)	10/24/2017
Sale of Common Stock	(2,400)	10/24/2017
Sale of Common Stock	(200)	10/24/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	800	10/25/2017
Purchase of Common Stock	900	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	169	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	4	10/25/2017
Purchase of Common Stock	5	10/25/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,700	10/25/2017
Purchase of Common Stock	400	10/25/2017
Purchase of Common Stock	400	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	500	10/25/2017
Purchase of Common Stock	620	10/25/2017
Purchase of Common Stock	563	10/25/2017
Purchase of Common Stock	380	10/25/2017
Purchase of Common Stock	37	10/25/2017
Purchase of Common Stock	300	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	300	10/25/2017
Purchase of Common Stock	583	10/25/2017
Purchase of Common Stock	3,117	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	300	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	64	10/25/2017
Purchase of Common Stock	136	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	232	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	13	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	1,200	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	800	10/25/2017
Purchase of Common Stock	1,000	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	400	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	50	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	428	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	300	10/25/2017
Purchase of Common Stock	200	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	8	10/25/2017
Purchase of Common Stock	92	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	100	10/25/2017
Purchase of Common Stock	20,699	10/25/2017
Sale of Common Stock	(200)	10/26/2017
Sale of Common Stock	(1,000)	10/26/2017
Sale of Common Stock	(87)	10/26/2017
Sale of Common Stock	(13)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(87)	10/26/2017
Sale of Common Stock	(1,200)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(200)	10/26/2017
Sale of Common Stock	(300)	10/26/2017
Sale of Common Stock	(200)	10/26/2017
Sale of Common Stock	(200)	10/26/2017
Sale of Common Stock	(200)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(100)	10/26/2017
Sale of Common Stock	(5,113)	10/26/2017
Sale of Common Stock	(3,100)	10/26/2017
Sale of Common Stock	(5,400)	10/26/2017
Sale of Common Stock	(700)	10/26/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(1,000)	10/26/2017
Sale of Common Stock	(731)	10/26/2017
Sale of Common Stock	(6,069)	10/26/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	200	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	100	10/30/2017
Purchase of Common Stock	99	10/30/2017
Purchase of Common Stock	3,601	10/30/2017
Purchase of Common Stock	100	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(8)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(8)	10/30/2017
Sale of Common Stock	(185)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(100)	10/30/2017
Sale of Common Stock	(2,500)	10/30/2017
Sale of Common Stock	(298)	10/30/2017
Sale of Common Stock	(401)	10/30/2017
Sale of Common Stock	(500)	11/07/2017
Sale of Common Stock	(600)	11/07/2017
Sale of Common Stock	(200)	11/07/2017
Sale of Common Stock	(300)	11/07/2017
Sale of Common Stock	(1,000)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(2,000)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(250)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(50)	11/07/2017
Sale of Common Stock	(5)	11/07/2017
Sale of Common Stock	(400)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(100)	11/07/2017
Sale of Common Stock	(1,095)	11/07/2017
Purchase of Common Stock	800	11/10/2017
Purchase of Common Stock	200	11/10/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(200)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(1,000)	11/22/2017
Sale of Common Stock	(1,000)	11/22/2017
Sale of Common Stock	(1,000)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(400)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(200)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(200)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(200)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(18)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(74)	11/22/2017
Sale of Common Stock	(100)	11/22/2017
Sale of Common Stock	(7,108)	11/22/2017
Purchase of Common Stock	1,000	12/06/2017
Purchase of Common Stock	500	12/06/2017
Purchase of Common Stock	500	12/06/2017
Purchase of Common Stock	1,600	12/29/2017
Purchase of Common Stock	100	12/29/2017
Purchase of Common Stock	100	12/29/2017
Purchase of Common Stock	100	12/29/2017
Purchase of Common Stock	100	12/29/2017
Purchase of Common Stock	100	12/29/2017
Purchase of Common Stock	800	12/29/2017
Purchase of Common Stock	600	12/29/2017
Purchase of Common Stock	900	12/29/2017
Purchase of Common Stock	2,900	12/29/2017

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	12/29/2017
Purchase of Common Stock	15,000	01/05/2018
Sale of Common Stock	(100)	01/05/2018
Sale of Common Stock	(100)	01/05/2018
Sale of Common Stock	(91)	01/05/2018
Sale of Common Stock	(267)	01/05/2018
Purchase of Common Stock	2,942	01/05/2018
Sale of Common Stock	(9,000)	01/05/2018
Sale of Common Stock	(867)	01/05/2018
Sale of Common Stock	(500)	01/08/2018
Sale of Common Stock	(2,000)	01/10/2018
Sale of Common Stock	(1,200)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(200)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(300)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(191)	01/10/2018
Sale of Common Stock	(200)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(100)	01/10/2018
Sale of Common Stock	(5,742)	01/10/2018
Purchase of Common Stock	480	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	75	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	300	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	289	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	60	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	75	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	43	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	88	02/02/2018
Purchase of Common Stock	90	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	700	02/02/2018
Purchase of Common Stock	13	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	300	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	20	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	200	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	500	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	91	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	200	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	100	02/02/2018
Purchase of Common Stock	15	02/02/2018
Purchase of Common Stock	3	02/02/2018
Purchase of Common Stock	185	02/02/2018
Purchase of Common Stock	76	02/02/2018
Purchase of Common Stock	10	02/02/2018
Purchase of Common Stock	200	02/02/2018
Purchase of Common Stock	197	02/02/2018
Purchase of Common Stock	190	02/02/2018
Purchase of Common Stock	100	02/02/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(9,500)	02/13/2018
Sale of Common Stock	(5,000)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(200)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(50)	02/13/2018
Sale of Common Stock	(25)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(20)	02/13/2018
Sale of Common Stock	(5)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(51)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(1,100)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(49)	02/13/2018
Sale of Common Stock	(4,850)	02/13/2018
Sale of Common Stock	(50)	02/13/2018
Sale of Common Stock	(100)	02/13/2018
Sale of Common Stock	(1,500)	02/13/2018
Sale of Common Stock	(13,500)	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	20	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	80	02/13/2018
Purchase of Common Stock	8,500	02/13/2018
Purchase of Common Stock	21,000	02/13/2018
Purchase of Common Stock	1,000	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	200	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	50	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	200	02/13/2018
Purchase of Common Stock	5,250	02/13/2018
Purchase of Common Stock	1,500	02/13/2018
Sale of Common Stock	(10,000)	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	4	02/13/2018
Purchase of Common Stock	6	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	200	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	200	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	200	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	200	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	100	02/13/2018
Purchase of Common Stock	6,390	02/13/2018
Purchase of February 2018 Call Option	200	02/13/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of February 2018 Call Option	100	02/13/2018
Purchase of February 2018 Call Option	100	02/13/2018
Sale of February 2018 Call Option	(1)	02/16/2018
Sale of February 2018 Call Option	(58)	02/16/2018
Sale of February 2018 Call Option	(20)	02/16/2018
Sale of February 2018 Call Option	(46)	02/16/2018
Sale of February 2018 Call Option	(2)	02/16/2018
Sale of February 2018 Call Option	(2)	02/16/2018
Sale of February 2018 Call Option	(10)	02/16/2018
Sale of February 2018 Call Option	(16)	02/16/2018
Sale of February 2018 Call Option	(5)	02/16/2018
Sale of February 2018 Call Option	(41)	02/16/2018
Sale of February 2018 Call Option	(32)	02/16/2018
Sale of February 2018 Call Option	(19)	02/16/2018
Sale of February 2018 Call Option	(37)	02/16/2018
Sale of February 2018 Call Option	(24)	02/16/2018
Sale of February 2018 Call Option	(20)	02/16/2018
Sale of February 2018 Call Option	(40)	02/16/2018
Sale of February 2018 Call Option	(10)	02/16/2018
Sale of February 2018 Call Option	(17)	02/16/2018
Purchase of Common Stock	300	02/16/2018
Purchase of Common Stock	28	02/16/2018
Purchase of Common Stock	100	02/16/2018
Purchase of Common Stock	300	02/16/2018
Purchase of Common Stock	100	02/16/2018
Purchase of Common Stock	300	02/16/2018
Purchase of Common Stock	100	02/16/2018
Purchase of Common Stock	297	02/16/2018
Purchase of Common Stock	361	02/16/2018
Purchase of Common Stock	3,114	02/16/2018
Sale of Common Stock	(2,600)	02/21/2018
Sale of Common Stock	(12,400)	02/21/2018
Purchase of Common Stock	3,500	03/01/2018
Sale of Common Stock	(100)	03/02/2018
Sale of Common Stock	(100)	03/02/2018
Sale of Common Stock	(200)	03/02/2018
Sale of Common Stock	(400)	03/02/2018
Sale of Common Stock	(2,700)	03/02/2018
Purchase of Common Stock	150	03/14/2018
Purchase of Common Stock	9,850	03/14/2018
Purchase of April 2018 Call Option	88	03/16/2018
Sale of April 2018 Call Option	(88)	03/16/2018
Purchase of April 2018 Call Option	1,326	03/16/2018
Sale of April 2018 Call Option	(1,326)	03/16/2018
Purchase of April 2018 Call Option	4	03/16/2018
Sale of April 2018 Call Option	(4)	03/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of April 2018 Call Option	4	03/16/2018
Sale of April 2018 Call Option	(4)	03/16/2018
Purchase of April 2018 Call Option	26	03/16/2018
Sale of April 2018 Call Option	(26)	03/16/2018
Purchase of April 2018 Call Option	136	03/16/2018
Sale of April 2018 Call Option	(136)	03/16/2018
Purchase of April 2018 Call Option	4	03/16/2018
Sale of April 2018 Call Option	(4)	03/16/2018
Purchase of April 2018 Call Option	4	03/16/2018
Sale of April 2018 Call Option	(4)	03/16/2018
Purchase of April 2018 Call Option	80	03/16/2018
Sale of April 2018 Call Option	(80)	03/16/2018
Purchase of April 2018 Call Option	4	03/16/2018
Sale of April 2018 Call Option	(4)	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	669	03/16/2018
Purchase of Common Stock	900	03/16/2018
Purchase of Common Stock	1,000	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	900	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	12	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	83	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	70	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	3,066	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	400	03/16/2018
Purchase of Common Stock	400	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	141	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	134	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	197	03/16/2018
Purchase of Common Stock	263	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	400	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	500	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	65	03/16/2018
Purchase of Common Stock	700	03/16/2018
Purchase of Common Stock	400	03/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	400	03/16/2018
Purchase of Common Stock	62	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	1,400	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	500	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	400	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	900	03/16/2018
Purchase of Common Stock	100	03/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	3,000	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	200	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	400	03/16/2018
Purchase of Common Stock	1,100	03/16/2018
Purchase of Common Stock	300	03/16/2018
Purchase of Common Stock	900	03/16/2018
Purchase of Common Stock	600	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	55	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	100	03/16/2018
Purchase of Common Stock	62,883	03/16/2018
Sale of April 2018 Call Option	(100)	03/19/2018
Purchase of April 2018 Call Option	100	03/19/2018
Sale of April 2018 Call Option	(21)	03/19/2018
Sale of April 2018 Call Option	(21)	03/19/2018
Sale of April 2018 Call Option	(35)	03/19/2018
Sale of April 2018 Call Option	(43)	03/19/2018
Sale of April 2018 Call Option	(42)	03/19/2018
Sale of April 2018 Call Option	(43)	03/19/2018
Sale of April 2018 Call Option	(38)	03/19/2018
Sale of April 2018 Call Option	(21)	03/19/2018
Sale of April 2018 Call Option	(45)	03/19/2018
Sale of April 2018 Call Option	(65)	03/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(20)	03/19/2018
Sale of April 2018 Call Option	(19)	03/19/2018
Sale of April 2018 Call Option	(8)	03/19/2018
Sale of April 2018 Call Option	(13)	03/19/2018
Sale of April 2018 Call Option	(46)	03/19/2018
Sale of April 2018 Call Option	(7)	03/19/2018
Sale of April 2018 Call Option	(21)	03/19/2018
Sale of April 2018 Call Option	(6)	03/19/2018
Sale of April 2018 Call Option	(36)	03/19/2018
Sale of April 2018 Call Option	(8)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(15)	03/19/2018
Sale of April 2018 Call Option	(7)	03/19/2018
Sale of April 2018 Call Option	(15)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(15)	03/19/2018
Sale of April 2018 Call Option	(4)	03/19/2018
Sale of April 2018 Call Option	(22)	03/19/2018
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(64)	03/19/2018
Sale of April 2018 Call Option	(21)	03/19/2018
Sale of April 2018 Call Option	(86)	03/19/2018
Sale of April 2018 Call Option	(36)	03/19/2018
Sale of April 2018 Call Option	(41)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(14)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(7)	03/19/2018
Sale of April 2018 Call Option	(30)	03/19/2018
Sale of April 2018 Call Option	(31)	03/19/2018
Sale of April 2018 Call Option	(29)	03/19/2018
Sale of April 2018 Call Option	(24)	03/19/2018
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(44)	03/19/2018
Sale of April 2018 Call Option	(36)	03/19/2018
Sale of April 2018 Call Option	(23)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(10)	03/19/2018
Sale of April 2018 Call Option	(41)	03/19/2018
Sale of April 2018 Call Option	(27)	03/19/2018
Sale of April 2018 Call Option	(15)	03/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of April 2018 Call Option	(51)	03/19/2018
Sale of April 2018 Call Option	(22)	03/19/2018
Sale of April 2018 Call Option	(5)	03/19/2018
Sale of April 2018 Call Option	(5)	03/19/2018
Sale of April 2018 Call Option	(1)	03/19/2018
Sale of April 2018 Call Option	(35)	03/19/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(200)	03/20/2018
Sale of Common Stock	(4,500)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(1,000)	03/20/2018
Sale of Common Stock	(600)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(5)	03/20/2018
Sale of Common Stock	(150)	03/20/2018
Sale of Common Stock	(600)	03/20/2018
Sale of Common Stock	(27,145)	03/20/2018
Sale of Common Stock	(1,000)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(100)	03/20/2018
Sale of Common Stock	(8,500)	03/20/2018
Purchase of May 2018 Call Option	40	03/21/2018
Purchase of May 2018 Call Option	6	03/21/2018
Purchase of May 2018 Call Option	36	03/21/2018
Purchase of May 2018 Call Option	18	03/21/2018
Purchase of Common Stock	62	03/22/2018
Purchase of Common Stock	98	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	200	03/22/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	200	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	300	03/22/2018
Purchase of Common Stock	200	03/22/2018
Purchase of Common Stock	300	03/22/2018
Purchase of Common Stock	100	03/22/2018
Purchase of Common Stock	4,764	03/22/2018
Purchase of Common Stock	1,000	03/28/2018
Purchase of Common Stock	2,000	03/28/2018
Purchase of Common Stock	1,000	03/29/2018
Purchase of Common Stock	200	04/02/2018
Purchase of Common Stock	9	04/02/2018
Purchase of Common Stock	200	04/02/2018
Purchase of Common Stock	200	04/02/2018
Purchase of Common Stock	100	04/02/2018
Purchase of Common Stock	100	04/02/2018
Purchase of Common Stock	1,491	04/02/2018
Purchase of Common Stock	200	04/02/2018
Sale of April 2018 Call Option	(88)	04/03/2018
Purchase of April 2018 Call Option	88	04/03/2018
Purchase of Common Stock	507	04/03/2018
Purchase of April 2018 Call Option	51	04/04/2018
Purchase of April 2018 Call Option	400	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of April 2018 Call Option	23	04/04/2018
Purchase of April 2018 Call Option	10	04/04/2018
Purchase of April 2018 Call Option	36	04/04/2018
Purchase of April 2018 Call Option	12	04/04/2018
Purchase of April 2018 Call Option	10	04/04/2018
Purchase of April 2018 Call Option	6	04/04/2018
Purchase of April 2018 Call Option	5	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of April 2018 Call Option	26	04/04/2018
Purchase of April 2018 Call Option	2	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of April 2018 Call Option	17	04/04/2018
Purchase of Common Stock	781	04/05/2018
Sale of Common Stock	(100)	04/06/2018
Sale of Common Stock	(100)	04/06/2018
Sale of May 2018 Call Option	(100)	04/06/2018
Purchase of April 2018 Call Option	300	04/09/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(380)	04/16/2018
Sale of Common Stock	(300)	04/16/2018
Sale of Common Stock	(25)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(18)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(300)	04/16/2018
Sale of Common Stock	(24)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(300)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(400)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(6)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(293)	04/16/2018
Sale of Common Stock	(107)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(26)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(65)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(74)	04/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(135)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(200)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(185)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(100)	04/16/2018
Sale of Common Stock	(6,662)	04/16/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(35)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(175)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(400)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(500)	04/18/2018
Sale of Common Stock	(6)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(25)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(75)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(300)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(1)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(99)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(70)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(4,714)	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	1,000	04/18/2018
Purchase of Common Stock	1,000	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	108	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	50	04/18/2018
Purchase of Common Stock	25	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	5,817	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(59)	04/18/2018
Sale of Common Stock	(13)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(20)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(20)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(20)	04/18/2018
Sale of Common Stock	(25)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(31,743)	04/18/2018
Purchase of Common Stock	400	04/18/2018
Purchase of Common Stock	500	04/18/2018
Purchase of Common Stock	400	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	500	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	25	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	456	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	369	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	334	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	1,843	04/18/2018
Purchase of Common Stock	2,678	04/18/2018
Purchase of Common Stock	167	04/18/2018
Purchase of Common Stock	670	04/18/2018
Purchase of Common Stock	8,000	04/18/2018
Purchase of Common Stock	358	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(90)	04/18/2018
Sale of Common Stock	(50)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(5)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(4)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(1,000)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(500)	04/18/2018
Sale of Common Stock	(1,000)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(1,000)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(900)	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(50)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(300)	04/18/2018
Sale of Common Stock	(64)	04/18/2018
Sale of Common Stock	(5)	04/18/2018
Sale of Common Stock	(500)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(300)	04/18/2018
Sale of Common Stock	(92)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(8)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(5)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(1)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(7)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(120)	04/18/2018
Sale of Common Stock	(1)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(180)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(600)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(10)	04/18/2018
Sale of Common Stock	(8,400)	04/18/2018
Sale of Common Stock	(5)	04/18/2018
Sale of Common Stock	(5,000)	04/18/2018
Sale of Common Stock	(3,000)	04/18/2018
Sale of Common Stock	(200)	04/18/2018
Sale of Common Stock	(1,400)	04/18/2018
Sale of Common Stock	(100)	04/18/2018
Sale of Common Stock	(1,400)	04/18/2018
Sale of Common Stock	(615)	04/18/2018
Purchase of April 2018 Call Option	10	04/18/2018
Purchase of April 2018 Call Option	3	04/18/2018
Purchase of April 2018 Call Option	10	04/18/2018
Purchase of April 2018 Call Option	10	04/18/2018
Purchase of April 2018 Call Option	5	04/18/2018
Purchase of April 2018 Call Option	4	04/18/2018
Purchase of April 2018 Call Option	6	04/18/2018
Purchase of April 2018 Call Option	3	04/18/2018
Purchase of April 2018 Call Option	10	04/18/2018
Purchase of April 2018 Call Option	10	04/18/2018
Purchase of April 2018 Call Option	3	04/18/2018
Purchase of April 2018 Call Option	7	04/18/2018
Purchase of April 2018 Call Option	16	04/18/2018
Purchase of April 2018 Call Option	150	04/18/2018
Purchase of April 2018 Call Option	153	04/18/2018
Purchase of Common Stock	1,300	04/18/2018
Purchase of Common Stock	100	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	18	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	23,282	04/18/2018
Purchase of Common Stock	3,658	04/18/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	200	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	10,042	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	266	04/18/2018
Purchase of Common Stock	100	04/18/2018
Purchase of Common Stock	17	04/18/2018
Purchase of Common Stock	151	04/18/2018
Purchase of Common Stock	466	04/18/2018
Purchase of Common Stock	300	04/18/2018
Purchase of Common Stock	3,800	04/18/2018
Purchase of Common Stock	4,800	04/18/2018
Purchase of Common Stock	18	04/19/2018
Purchase of Common Stock	400	04/19/2018
Purchase of Common Stock	500	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	300	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	4,782	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	300	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	300	04/19/2018
Purchase of Common Stock	500	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	300	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	1,600	04/19/2018
Purchase of Common Stock	2	04/19/2018
Purchase of Common Stock	98	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	4,600	04/19/2018
Purchase of May 2018 Call Option	10	04/19/2018
Purchase of May 2018 Call Option	152	04/19/2018
Purchase of May 2018 Call Option	16	04/19/2018
Purchase of May 2018 Call Option	50	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of May 2018 Call Option	10	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	24	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	4	04/19/2018
Purchase of May 2018 Call Option	5	04/19/2018
Purchase of May 2018 Call Option	6	04/19/2018
Purchase of May 2018 Call Option	8	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	4	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	5	04/19/2018
Purchase of May 2018 Call Option	6	04/19/2018
Purchase of May 2018 Call Option	4	04/19/2018
Purchase of May 2018 Call Option	4	04/19/2018
Purchase of May 2018 Call Option	6	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	6	04/19/2018
Purchase of May 2018 Call Option	7	04/19/2018
Purchase of May 2018 Call Option	24	04/19/2018
Purchase of May 2018 Call Option	5	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	4	04/19/2018
Purchase of May 2018 Call Option	5	04/19/2018
Purchase of May 2018 Call Option	4	04/19/2018
Purchase of May 2018 Call Option	5	04/19/2018
Purchase of May 2018 Call Option	7	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	3	04/19/2018
Purchase of May 2018 Call Option	1	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Purchase of May 2018 Call Option	2	04/19/2018
Sale of May 2018 Call Option	(10)	04/19/2018
Sale of May 2018 Call Option	(152)	04/19/2018
Sale of May 2018 Call Option	(16)	04/19/2018
Sale of May 2018 Call Option	(50)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(10)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(24)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(4)	04/19/2018
Sale of May 2018 Call Option	(5)	04/19/2018
Sale of May 2018 Call Option	(6)	04/19/2018
Sale of May 2018 Call Option	(8)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(4)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(5)	04/19/2018
Sale of May 2018 Call Option	(6)	04/19/2018
Sale of May 2018 Call Option	(4)	04/19/2018
Sale of May 2018 Call Option	(4)	04/19/2018
Sale of May 2018 Call Option	(6)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(6)	04/19/2018
Sale of May 2018 Call Option	(7)	04/19/2018
Sale of May 2018 Call Option	(24)	04/19/2018
Sale of May 2018 Call Option	(5)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(4)	04/19/2018
Sale of May 2018 Call Option	(5)	04/19/2018
Sale of May 2018 Call Option	(4)	04/19/2018
Sale of May 2018 Call Option	(5)	04/19/2018
Sale of May 2018 Call Option	(7)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(3)	04/19/2018
Sale of May 2018 Call Option	(1)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Sale of May 2018 Call Option	(2)	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	4	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	1	04/19/2018
Purchase of July 2018 Call Option	2	04/19/2018
Purchase of July 2018 Call Option	115	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	5	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	20	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	10	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	300	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	300	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	10	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	50	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	40	04/19/2018
Purchase of Common Stock	160	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	10	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	200	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	1,795	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	100	04/19/2018
Purchase of Common Stock	2,300	04/19/2018
Purchase of July 2018 Call Option	75	04/20/2018
Sale of May 2018 Call Option	(400)	04/30/2018
Purchase of May 2018 Call Option	400	04/30/2018
Sale of May 2018 Call Option	(80)	04/30/2018
Purchase of May 2018 Call Option	80	04/30/2018
Sale of May 2018 Call Option	(20)	04/30/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of May 2018 Call Option	20	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(400)	04/30/2018
Sale of Common Stock	(300)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(300)	04/30/2018
Sale of Common Stock	(200)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(500)	04/30/2018
Sale of Common Stock	(400)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(200)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(700)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(2)	04/30/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(24)	04/30/2018
Sale of Common Stock	(1)	04/30/2018
Sale of Common Stock	(300)	04/30/2018
Sale of Common Stock	(200)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(2)	04/30/2018
Sale of Common Stock	(3)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(100)	04/30/2018
Sale of Common Stock	(91)	04/30/2018
Sale of July 2018 Call Option	(45)	05/01/2018
Purchase of Common Stock	5,000	05/02/2018
Sale of July 2018 Call Option	(10)	05/08/2018
Sale of July 2018 Call Option	(36)	05/08/2018
Sale of July 2018 Call Option	(30)	05/08/2018
Sale of July 2018 Call Option	(12)	05/08/2018
Sale of July 2018 Call Option	(2)	05/08/2018
Sale of July 2018 Call Option	(8)	05/08/2018
Sale of July 2018 Call Option	(19)	05/08/2018
Sale of July 2018 Call Option	(9)	05/08/2018
Sale of July 2018 Call Option	(30)	05/08/2018
Sale of July 2018 Call Option	(18)	05/08/2018
Sale of July 2018 Call Option	(6)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(200)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(200)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(2,000)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(200)	05/08/2018
Sale of Common Stock	(33,200)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(900)	05/08/2018
Sale of Common Stock	(300)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(7)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(12,300)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(100)	05/08/2018
Sale of Common Stock	(30,670)	05/08/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	300	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	23,100	05/08/2018
Purchase of Common Stock	1,000	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	69	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	3	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	100	05/08/2018
Purchase of Common Stock	15,328	05/08/2018
Purchase of July 2018 Call Option	23	05/09/2018
Purchase of July 2018 Call Option	10	05/09/2018
Purchase of July 2018 Call Option	43	05/09/2018
Purchase of July 2018 Call Option	32	05/09/2018
Purchase of July 2018 Call Option	26	05/09/2018
Purchase of July 2018 Call Option	9	05/09/2018
Purchase of July 2018 Call Option	20	05/09/2018
Purchase of July 2018 Call Option	32	05/09/2018
Purchase of July 2018 Call Option	23	05/09/2018
Purchase of July 2018 Call Option	1	05/09/2018
Purchase of July 2018 Call Option	13	05/09/2018
Purchase of July 2018 Call Option	1	05/09/2018
Purchase of July 2018 Call Option	121	05/09/2018
Purchase of July 2018 Call Option	20	05/09/2018
Purchase of July 2018 Call Option	2	05/09/2018
Purchase of July 2018 Call Option	23	05/09/2018
Purchase of July 2018 Call Option	35	05/09/2018
Purchase of July 2018 Call Option	17	05/09/2018
Purchase of July 2018 Call Option	49	05/09/2018
Purchase of Common Stock	100	05/09/2018
Purchase of Common Stock	300	05/09/2018
Purchase of Common Stock	114	05/09/2018
Purchase of Common Stock	9,286	05/09/2018
Purchase of Common Stock	100	05/09/2018
Purchase of Common Stock	100	05/09/2018
Purchase of Common Stock	100	05/10/2018
Purchase of Common Stock	100	05/10/2018
Purchase of Common Stock	100	05/10/2018
Purchase of Common Stock	12	05/10/2018
Purchase of Common Stock	100	05/10/2018
Purchase of Common Stock	100	05/10/2018
Purchase of Common Stock	9,488	05/10/2018
Purchase of January 2019 Call Option	20	05/10/2018
Purchase of January 2019 Call Option	16	05/10/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of January 2019 Call Option	10	05/10/2018
Purchase of January 2019 Call Option	4	05/10/2018
Purchase of January 2019 Call Option	11	05/10/2018
Purchase of January 2019 Call Option	2	05/10/2018
Purchase of January 2019 Call Option	1	05/10/2018
Purchase of January 2019 Call Option	1	05/10/2018
Purchase of January 2019 Call Option	16	05/10/2018
Purchase of January 2019 Call Option	10	05/10/2018
Purchase of January 2019 Call Option	17	05/10/2018
Purchase of January 2019 Call Option	14	05/10/2018
Purchase of January 2019 Call Option	30	05/10/2018
Purchase of January 2019 Call Option	10	05/10/2018
Purchase of January 2019 Call Option	150	05/10/2018
Purchase of January 2019 Call Option	1	05/10/2018
Purchase of January 2019 Call Option	687	05/10/2018
Purchase of Common Stock	4,000	05/10/2018
Purchase of Common Stock	3,600	05/10/2018
Purchase of Common Stock	1,500	05/10/2018
Purchase of Common Stock	800	05/10/2018
Purchase of Common Stock	100	05/10/2018
Purchase of January 2019 Call Option	148	05/10/2018
Purchase of January 2019 Call Option	2	05/10/2018
Purchase of January 2019 Call Option	5	05/10/2018
Purchase of January 2019 Call Option	11	05/10/2018
Purchase of January 2019 Call Option	10	05/10/2018
Purchase of January 2019 Call Option	64	05/10/2018
Purchase of January 2019 Call Option	10	05/10/2018
Sale of October 2018 Put Option	(20)	05/10/2018
Sale of October 2018 Put Option	(44)	05/10/2018
Sale of October 2018 Put Option	(20)	05/10/2018
Sale of October 2018 Put Option	(180)	05/10/2018
Purchase of October 2018 Put Option	30	05/14/2018
Purchase of October 2018 Put Option	20	05/14/2018
Purchase of October 2018 Put Option	20	05/16/2018
Purchase of October 2018 Put Option	20	05/16/2018
Purchase of October 2018 Put Option	20	05/16/2018
Purchase of Common Stock	200	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	300	05/16/2018
Purchase of Common Stock	300	05/16/2018
Purchase of Common Stock	900	05/16/2018
Purchase of Common Stock	700	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	300	05/16/2018
Purchase of Common Stock	200	05/16/2018
Purchase of Common Stock	600	05/16/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of Common Stock	300	05/16/2018
Purchase of Common Stock	800	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	300	05/16/2018
Purchase of Common Stock	900	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Purchase of Common Stock	100	05/16/2018
Sale of January 2019 Put Option	(20)	05/18/2018
Purchase of January 2019 Call Option	143	05/21/2018
Sale of January 2019 Call Option	(143)	05/21/2018
Purchase of January 2019 Call Option	40	05/21/2018
Sale of January 2019 Call Option	(40)	05/21/2018
Purchase of January 2019 Call Option	105	05/21/2018
Sale of January 2019 Call Option	(105)	05/21/2018
Purchase of January 2019 Call Option	145	05/21/2018
Sale of January 2019 Call Option	(145)	05/21/2018
Purchase of January 2019 Call Option	145	05/21/2018
Sale of January 2019 Call Option	(145)	05/21/2018
Purchase of January 2019 Call Option	126	05/21/2018
Sale of January 2019 Call Option	(126)	05/21/2018
Purchase of January 2019 Call Option	19	05/21/2018
Sale of January 2019 Call Option	(19)	05/21/2018
Sale of October 2018 Put Option	(50)	05/22/2018
Sale of January 2019 Put Option	(34)	05/23/2018
Sale of January 2019 Put Option	(33)	05/23/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(23)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(100)	05/24/2018
Sale of Common Stock	(10,877)	05/24/2018
Purchase of July 2018 Put Option	50	05/24/2018
Purchase of July 2018 Call Option	386	05/24/2018
Sale of July 2018 Call Option	(386)	05/24/2018
Purchase of July 2018 Call Option	20	05/24/2018
Sale of July 2018 Call Option	(20)	05/24/2018
Purchase of July 2018 Call Option	20	05/24/2018
Sale of July 2018 Call Option	(20)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of July 2018 Call Option	17	05/24/2018
Sale of July 2018 Call Option	(17)	05/24/2018
Purchase of January 2019 Call Option	128	05/24/2018
Sale of January 2019 Call Option	(128)	05/24/2018
Purchase of January 2019 Call Option	17	05/24/2018
Sale of January 2019 Call Option	(17)	05/24/2018
Purchase of January 2019 Call Option	128	05/24/2018
Sale of January 2019 Call Option	(128)	05/24/2018
Purchase of January 2019 Call Option	17	05/24/2018
Sale of January 2019 Call Option	(17)	05/24/2018
Purchase of January 2019 Call Option	93	05/24/2018
Sale of January 2019 Call Option	(93)	05/24/2018
Purchase of January 2019 Call Option	17	05/24/2018
Sale of January 2019 Call Option	(17)	05/24/2018
Purchase of January 2019 Call Option	35	05/24/2018
Sale of January 2019 Call Option	(35)	05/24/2018
Purchase of January 2019 Call Option	55	05/24/2018
Sale of January 2019 Call Option	(55)	05/24/2018
Purchase of January 2019 Call Option	36	05/24/2018
Sale of January 2019 Call Option	(36)	05/24/2018
Purchase of January 2019 Call Option	37	05/24/2018
Sale of January 2019 Call Option	(37)	05/24/2018
Purchase of January 2019 Call Option	17	05/24/2018
Sale of January 2019 Call Option	(17)	05/24/2018
Purchase of January 2019 Call Option	10	05/24/2018
Sale of January 2019 Call Option	(10)	05/24/2018
Purchase of January 2019 Call Option	17	05/24/2018
Sale of January 2019 Call Option	(17)	05/24/2018
Purchase of January 2019 Call Option	30	05/24/2018
Purchase of January 2019 Call Option	11	05/24/2018
Sale of January 2019 Call Option	(20)	05/24/2018

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale
Purchase of January 2019 Call Option	12	05/24/2018
Purchase of January 2019 Call Option	17	05/24/2018
Purchase of Common Stock	2,500	04/06/2018
Purchase of Common Stock	425	04/06/2018
Purchase of Common Stock	4,575	04/06/2018
Purchase of Common Stock	1,000	04/06/2018
Sale of Common Stock	(2,812)	04/06/2018
Sale of Common Stock	(3,700)	04/06/2018
Sale of Common Stock	(1,988)	04/06/2018
Purchase of Common Stock	10,000	04/09/2018
Purchase of Common Stock	2,127	04/25/2018
Purchase of Common Stock	322	04/25/2018
Purchase of Common Stock	7,551	04/25/2018
Sale of Common Stock	(2,000)	05/01/2018
Sale of Common Stock	(2,000)	05/01/2018
Sale of Common Stock	(16,000)	05/08/2018
Purchase of Common Stock	5,000	05/08/2018
Purchase of Common Stock	10,000	05/10/2018
Purchase of October 2018 Call Option	1,000	05/10/2018
Purchase of October 2018 Call Option	33	05/10/2018
Purchase of Common Stock	7,500	05/16/2018
Sale of October 2018 Put Option	(44)	05/21/2018
Purchase of Common Stock	225	05/23/2018
Purchase of Common Stock	3,500	05/24/2018
Purchase of Common Stock	3,000	05/24/2018
Purchase of October 2018 Call Option	190	05/24/2018
Purchase of June 2018 Put Option	18	05/25/2018
Purchase of June 2018 Put Option	36	05/25/2018
Purchase of June 2018 Put Option	5	05/25/2018
Purchase of June 2018 Put Option	30	05/25/2018
Purchase of June 2018 Put Option	1	05/25/2018
Purchase of June 2018 Put Option	4	05/25/2018
Purchase of June 2018 Put Option	4	05/25/2018
Purchase of June 2018 Put Option	8	05/25/2018
Purchase of June 2018 Put Option	23	05/25/2018
Purchase of June 2018 Put Option	20	05/25/2018
Purchase of June 2018 Put Option	1	05/25/2018

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on [●], 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how few shares of Common Stock you own, please give Blackwells your proxy FOR the election of the Nominees and in accordance with Blackwells’ recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed GREEN proxy card;

•	DATING the enclosed GREEN proxy card; and

•	MAILING the enclosed GREEN proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GREEN voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Morrow Sodali at the address set forth below.

If you have any questions, require assistance in voting your GREEN proxy card,

or need additional copies of Blackwells’ proxy materials,

please contact Morrow Sodali at the phone numbers listed below.

Shareholders call toll free at (800) 662-5200

Banks and Brokers may call collect at (203) 658-9400

blackwells@morrowsodali.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 29, 2018

SUPERVALU INC.

2018 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BLACKWELLS CAPITAL LLC AND

THE OTHER PARTICIPANTS TO ITS SOLICITATION

THE BOARD OF DIRECTORS OF SUPERVALU INC.
IS NOT SOLICITING THIS PROXY

P    R    O    X    Y

The undersigned appoints Jason Aintabi and Michael Verrechia, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Supervalu Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Shareholders of the Company scheduled to be held at [__________], on [______, ________, 2018] at [_:__ a.m., ____ Time] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Blackwells Capital LLC and Jason Aintabi (together, “Blackwells”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [“____”] PROPOSAL 2, [“___”] PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Blackwells’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark vote as in this example

BLACKWELLS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE
NOMINEES LISTED BELOW IN PROPOSAL 1. BLACKWELLS
[______] WITH RESPECT TO PROPOSAL 2. BLACKWELLS [______] WITH
RESPECT TO PROPOSAL 3. BLACKWELLS RECOMMENDS THAT SHAREHOLDERS VOTE
FOR PROPOSAL 4.

1.	Blackwells’ proposal to elect Richard A. Anicetti, Steven H. Baer, Robert C. Kreidler, Frank Lazaran, James J. Martell and Sandra E. Taylor as directors of the Company.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Richard A. Anicetti Steven H. Baer Robert C. Kreidler Frank Lazaran James J. Martell Sandra E. Taylor	☐	☐	☐ _____________________ _____________________ _____________________ _____________________ _____________________

Blackwells does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Blackwells has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

_________________________________________________________________

2.	Company’s proposal to ratify the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 23, 2019.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Company’s proposal to approve, on an advisory basis, the Company’s executive compensation.
☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Blackwells’ proposal to require the Leadership Development and Compensation Committee of the Board to provide more robust disclosure concerning the use of the Company’s corporate aircraft on each year in the Company’s annual proxy statement.
☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.